Exhibit 10.10

EXECUTION VERSION

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE THE COMPANY CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL AND THE OMITTED INFORMATION IS NOT MATERIAL.

AMENDMENT AND RESTATEMENT DEED

RELATING TO AN INTERCREDITOR DEED DATED 15 MAY 2025

IN RESPECT OF A USD4,100,000,000 OFFSHORE TERM LOAN

FACILITY AND A RM13,000,000,000 MURABAHAH TERM

FACILITY (AND AN ACCORDION FACILITY)

dated 10 September 2026

between

WG DATA HUB SDN. BHD.

as Company

DAYONE DATA CENTERS MALAYSIA I SDN. BHD.

DAYONE DATA CENTERS MALAYSIA II SDN. BHD.

DAYONE DATA CENTERS MALAYSIA III SDN. BHD.

collectively as DayOne Companies

DAYONE DATA CENTERS LIMITED

as DayOne Parent

MAYBANK INVESTMENT BANK BERHAD,

STANDARD CHARTERED BANK (SINGAPORE) LIMITED,

UNITED OVERSEAS BANK LIMITED,

UNITED OVERSEAS BANK (MALAYSIA) BHD,

OVERSEA-CHINESE BANKING CORPORATION LIMITED,

OCBC AL-AMIN BANK BERHAD,

CIMB INVESTMENT BANK BERHAD,

CIMB BANK BERHAD, SINGAPORE BRANCH,

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

and

DBS BANK LTD.

as Mandated Lead Arrangers and Joint Coordinators

THE ORIGINAL OFFSHORE FINANCIERS – UPSIZE OFFSHORE FACILITY

listed in Part I of Schedule 2

THE ORIGINAL MURABAHAH FINANCIERS – UPSIZE MURABAHAH FACILITY

listed in Part II of Schedule 2

STANDARD CHARTERED BANK (HONG KONG) LIMITED

acting as Offshore Facility Agent

MAYBANK INVESTMENT BANK BERHAD

as Murabahah Facility Agent

CIMB INVESTMENT BANK BERHAD

acting as Security Agent

and

MAYBANK INVESTMENT BANK BERHAD

as Common Terms Agent

Baker & McKenzie.Wong & Leow

(Reg. No. 200010145R)

38 Beach Road

#23-11 South Beach Tower

Singapore 189767

www.bakermckenzie.com

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AMENDMENT AND RESTATEMENT DEED

This Deed is dated 10 September 2026 and made between:

(1)

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“Company”);

(2)

(A)

DAYONE DATA CENTERS MALAYSIA I SDN. BHD. (Registration No. 202101022855 (1423155-H)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“DayOne Malaysia I”);

(B)

DAYONE DATA CENTERS MALAYSIA II SDN. BHD. (Registration No. 202201045437 (1491134-T)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“DayOne Malaysia II”); and

(C)

DAYONE DATA CENTERS MALAYSIA III SDN. BHD. (Registration No. 202201045776 (1491473-T)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“DayOne Malaysia III”),

(each a “DayOne Company” and collectively, “DayOne Companies”);

(3)

DAYONE DATA CENTERS LIMITED (Company No. 390453), an exempted company incorporated in the Cayman Islands, having its registered office at the offices of Maples Corporate Services Limited at PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands (“DayOne Parent”);

(4)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and DBS BANK LTD. as mandated lead arrangers and bookrunners (collectively, “Mandated Lead Arrangers”);

(5)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and DBS BANK LTD. as joint coordinators (collectively, “Joint Coordinators”);

(6)

THE FINANCIAL INSTITUTIONS listed in Part I (The Original Offshore Financiers – Upsize Offshore Facility) of Schedule 2 (The Original Financiers – Upsize Facilities) as the original offshore financiers in respect of the Upsize Offshore Facility (as defined below) (“Original Offshore Financiers – Upsize Offshore Facility”);

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(7)

THE FINANCIAL INSTITUTIONS listed in Part II (The Original Murabahah Financiers – Upsize Murabahah Facility) of Schedule 2 (The Original Financiers – Upsize Facilities) as the original Murabahah financiers in respect of the Upsize Murabahah Facility (as defined below) (“Original Murabahah Financiers – Upsize Murabahah Facility”);

(8)	STANDARD CHARTERED BANK (HONG KONG) LIMITED as facility agent of the Offshore Financiers (“Offshore Facility Agent”);

(9)	MAYBANK INVESTMENT BANK BERHAD as facility agent of the Murabahah Financiers (“Murabahah Facility Agent”);

(10)	MAYBANK INVESTMENT BANK BERHAD in its capacity as the common terms agent (the “Common Terms Agent”); and

(11)	CIMB INVESTMENT BANK BERHAD as security agent (“ Security Agent”).

RECITALS

A.

By a common terms agreement dated 15 May 2025 (the “Common Terms Agreement”) made between, amongst others, (1) the Company, (2) the DayOne Companies, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Offshore Facility Agent, (6) the Murabahah Facility Agent, (7) the Common Terms Agent and (8) the Security Agent, the Total Term Financiers (as defined therein) have made available to the Company and the DayOne Companies a term loan facility of up to the maximum aggregate principal amount of US Dollar One Billion and Seven Hundred Million (USD1,700,000,000.00) (“Initial Offshore Facility”) with an accordion facility and a Murabahah facility of up to Ringgit Malaysia Seven Billion and Five Hundred Million (RM7,500,000,000.00) (“Initial Murabahah Facility”) (collectively, “Initial Term Facilities”) with an accordion facility respectively, upon the terms and subject to the conditions therein.

B.

At the request of the Company and the DayOne Companies and in addition to the Initial Term Facilities, the Total Term Financiers have agreed to grant to the Company and the DayOne Companies the following upsize facilities:

(i)	an upsize term loan facility of up to the maximum aggregate principal amount of US Dollar Two Billion and Four Hundred Million (USD2,400,000,000.00) (“Upsize Offshore Facility”); and

(ii)	an upsize Murabahah facility of up to Ringgit Malaysia Five Billion and Five Hundred Million (RM5,500,000,000.00) (“Upsize Murabahah Facility”),

upon the terms and subject to the conditions of this Deed.

C.

By an intercreditor deed dated 15 May 2025 (“Intercreditor Deed”) and made between amongst others, (1) the Company, (2) the DayOne Companies, (3) DayOne Parent, (4) the Total Financiers (as defined therein), (5) the Offshore Facility Agent, (6) the Murabahah Facility Agent, (7) the Common Terms Agent and (8) the Security Agent, the parties to the Intercreditor Deed have agreed to govern and regulate the security sharing of the Shared Security Documents (as defined therein) among the Total Secured Parties (as defined therein).

D.	At the request of the Company and the DayOne Companies, the Total Term Financiers have agreed to amend and restate the terms of the Intercreditor Deed in accordance with the terms of this Deed.

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IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

Terms defined in the Intercreditor Deed shall, unless otherwise defined in this Deed, have the same meanings when used in this Deed and in addition:

“Amendment and Restatement Deed (CTA)” means the amendment and restatement deed to the Common Terms Agreement dated 10 September 2026 and made between, amongst others, (1) the Original Borrowers, (2) the Mandated Lead Arrangers, (3) the Joint Coordinators, (4) the Offshore Facility Agent, (5) the Murabahah Facility Agent, (6) the Security Agent and (7) the Common Terms Agent.

“Amendment and Restatement Deed (MFA)” means the amendment and restatement deed to the Murabahah Facility Agreement dated 10 September 2026 and made between, amongst others, (1) the Company as original customer and original guarantor, (2) the DayOne Companies, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators and (5) the Murabahah Facility Agent.

“Amendment and Restatement Deed (OFA)” means the amendment and restatement deed to the Offshore Facility Agreement dated 10 September 2026 and made between, amongst others, (1) the Company as original borrower and original guarantor, (2) the DayOne Companies as original borrower and original guarantor, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators and (5) the Offshore Facility Agent.

“Amended and Restated Intercreditor Deed “ means the Intercreditor Deed as amended and restated in the form set out in Schedule 1 (Amended and Restated Intercreditor Deed).

“Effective Date” means the date on which the Amendment and Restatement Deed (CTA) becomes effective in accordance with the terms stipulated therein.

“Finance Documents – Hedging Arrangements” has the meaning given to it under the Intercreditor Deed.

“Finance Documents – Offshore Facility” has the meaning given to it under the Intercreditor Deed.

“Finance Documents – Murabahah Facility” has the meaning given to it under the Intercreditor Deed.

“Party” means a party to this Deed.

1.2	Interpretation

(a)	The rules of interpretation contained in Clause 1.2 (Construction) of the Intercreditor Deed shall apply to the construction of this Deed.

(b)

Unless contrary indication appears, any reference to the “Company”, “DayOne Company”, the “Offshore Facility Agent”, the “Murabahah Facility Agent”, the “Common Terms Agent”, a “Finance Party” or the “Security Agent” shall be construed so as to include its successors, permitted assigns and permitted transferees.

(c)	Clause and Schedule headings are for ease of reference only.

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1.3	Third party rights

(a)

Unless expressly provided to the contrary in this Deed, a person who is not a Party (other than any Total Secured Party) has no right under the CRTPA to enforce or to enjoy the benefit of any term of this Deed.

(b)	Notwithstanding any term of this Deed, the consent of any person who is not a Party is not required to rescind or vary this Deed at any time.

(c)

Any Receiver, Delegate or any other person described in Clause 12.10 (Exclusion of liability) of the Intercreditor Deed may, subject to this Clause 1.3 and the CRTPA, rely on any Clause of this Deed which expressly confers rights on it.

1.4	Effect as a deed

This Deed shall take effect as a deed even if it is signed under hand by any Party hereto.

2.	AMENDMENTS TO THE TERMS OF THE INTERCREDITOR DEED

2.1	Amendments to the Intercreditor Deed

With effect from the Effective Date, the Intercreditor Deed shall be amended and restated in the form set out in Schedule 1 (Amended and Restated Intercreditor Deed).

2.2	Confirmations of the Intercreditor Deed

The Company and the DayOne Companies confirm that:

(a)	as at the date of this Deed, the terms of the Intercreditor Deed remain in full force and effect; and

(b)	the terms of the Intercreditor Deed as amended by this Deed are in full force and effect from the Effective Date.

3.	CONFIRMATIONS OF SHARED SECURITY DOCUMENTS

Each of the Company and each DayOne Company confirms that:

(a)

it has knowledge of and consents to the amendment and/or restatement of the Intercreditor Deed with effect from the Effective Date as contemplated in Clause 2 (Amendments to the terms of the Intercreditor Deed);

(b)

its obligations under, and the Security created by, the Shared Security Documents to which it is a party continue in full force and effect and will continue to constitute legal, valid and binding obligations of the Company and each of the DayOne Companies, are not and will not be prejudiced, affected or discharged by the execution of this Deed or the amendment and/or restatement of the Intercreditor Deed on the Effective Date except that, with effect from the Effective Date, references to the Intercreditor Deed in the Shared Security Documents to which it is a party shall be construed as references to the Amended and Restated Intercreditor Deed; and

(c)

its obligations under, and the Security created by, the Shared Security Documents to which it is a party will, with effect from the Effective Date, extend in all respects to the Amended and Restated Intercreditor Deed.

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4.	REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties

The Company and the DayOne Companies repeat the Repeating Representations on the date of this Deed and on the Effective Date, in each case, as if the references therein to “this Agreement” were references to this Deed.

4.2	Repetition

The representations and warranties set out in this Clause 4 are deemed to be made by the Company and the DayOne Companies by reference to the facts and circumstances then existing on the date of this Deed and on the Effective Date (as the case may be).

5.	EXPENSES AND INDEMNITY

5.1	Expenses

The Company shall, within ten (10) Business Days of demand (and in the case of legal fees, within thirty (30) Business Days), and whether or not the Effective Date has occurred, pay or reimburse to the Security Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by the Security Agent (including any Receiver or Delegate) in connection with the preparation, negotiation and execution of this Deed and any other documents required in connection with this Deed.

5.2	Indemnity

The Company and the DayOne Companies shall, whether or not the Effective Date has occurred, within ten (10) Business Days of demand, indemnify any Total Finance Party and any of their respective officers and employees against any cost, loss or liability incurred by any of them or by any of their respective officers, and employees as a result of any breach by the Company and/or the DayOne Companies of the provisions of this Deed or the exercise or purported exercise of any of the rights and powers conferred on them by this Deed.

5.3	Fees

The Company shall pay all fees due from the Company in connection with this Deed in the amount and at the times agreed in a Fee Letter.

6.	MISCELLANEOUS

6.1	Partial Invalidity

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

6.2	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

6.3	Construction as one instrument

This Deed shall be construed as supplementing and forming part of the Intercreditor Deed and shall be read accordingly.

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6.4	Designation

(a)	The Murabahah Facility Agent and each of the Company and the DayOne Companies hereby designate this Deed as a Finance Document – Murabahah Facility; and

(b)	The Offshore Facility Agent and each of the Company and the DayOne Companies hereby designate this Deed as a Finance Document – Offshore Facility.

6.5	Capacity of the Security Agent

The Security Agent confirms that it is executing this Deed on its own behalf and as security agent for the Total Financiers and that it has been duly directed and authorised to do so in accordance with Clause 20.3(a) (Effectiveness) of the Intercreditor Deed.

7.	GOVERNING LAW

This Deed is governed by and shall be construed in accordance with Singapore law.

8.	ENFORCEMENT

8.1	Jurisdiction

The provisions of Clause 23 (Enforcement) of the Intercreditor Deed shall be incorporated into this Deed as if set out in full in this Deed and as if references in those clauses to “this Agreement” are references to this Deed.

9.	STAMP DUTY

IT IS HEREBY AGREED AND DECLARED THAT:

(a)

this Deed, the Common Terms Agreement and the other Finance Documents – Offshore Facility are instruments employed in one transaction to secure the sum of the Initial Offshore Facility being US Dollar One Billion and Seven Hundred Million (USD 1,700,000,000) for principal only and all monies accrued and payable under the Initial Offshore Facility within the meaning of Section 4(3) of the Stamp Act 1949 of Malaysia, and for the purpose of the said section, the Offshore Facility Agreement is deemed to be the principal instrument and this Deed is deemed to be the subsidiary instrument;

(b)

this Deed, the Common Terms Agreement and the other Finance Documents – Murabahah Facility are instruments employed in one transaction to secure the sum of the Initial Murabahah Facility being Ringgit Malaysia Seven Billion and Five Hundred Million (RM7,500,000,000) for principal only and all monies accrued and payable under the Initial Murabahah Facility within the meaning of Section 4(3) of the Stamp Act 1949 of Malaysia, and for the purpose of the said section, the Murabahah Facility Agreement is deemed to be the principal instrument and this Deed is deemed to be the subsidiary instrument;

(c)

this Deed, the Common Terms Agreement and the other Finance Documents – Hedging Arrangements are instruments employed in one transaction to secure all monies due and payable under the Hedging Arrangements within the meaning of Section 4(3) of the Stamp Act 1949 of Malaysia, and for the purpose of the said section, each of the Hedging Agreements are deemed to be the principal instrument and this Deed is deemed to be the subsidiary instrument;

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(d)

this Deed, the Common Terms Agreement and the other Finance Documents – Offshore Facility are instruments employed in one transaction to secure the sum of the Upsize Offshore Facility being US Dollar Two Billion and Four Hundred Million (USD2,400,000,000.00) only and all monies due and payable thereon within the meaning of Section 4(3) of the Stamp Act 1949, and for the purpose of the said section, the Amendment and Restatement Deed (OFA) is deemed to be the principal instrument and this Deed is deemed to be the subsidiary instrument; and

(e)

this Deed, the Common Terms Agreement and the other Finance Documents – Murabahah Facility are instruments employed in one transaction to secure the sum of the Upsize Murabahah Facility being Ringgit Malaysia Five Billion and Five Hundred Million (RM5,500,000,000.00) only and all monies due and payable thereon within the meaning of Section 4(3) of the Stamp Act 1949, and for the purpose of the said section, the Amendment and Restatement Deed (MFA) is deemed to be the principal instrument and this Deed is deemed to be the subsidiary instrument.

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SCHEDULE 1

AMENDED AND RESTATED INTERCREDITOR DEED

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SCHEDULE 1

INTERCREDITOR DEED

dated 15 May 2025 and as amended and restated by an amendment and restatement deed dated 10 September 2026

WG DATA HUB SDN. BHD.

as Company

DAYONE DATA CENTERS MALAYSIA I SDN. BHD.

DAYONE DATA CENTERS MALAYSIA II SDN. BHD.

DAYONE DATA CENTERS MALAYSIA III SDN. BHD.

collectively as DayOne Companies

DAYONE DATA CENTERS LIMITED

as DayOne Parent

MAYBANK INVESTMENT BANK BERHAD,

STANDARD CHARTERED BANK (SINGAPORE) LIMITED,

UNITED OVERSEAS BANK LIMITED,

UNITED OVERSEAS BANK (MALAYSIA) BHD,

OVERSEA-CHINESE BANKING CORPORATION LIMITED,

OCBC AL-AMIN BANK BERHAD,

CIMB INVESTMENT BANK BERHAD,

CIMB BANK BERHAD, SINGAPORE BRANCH,

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and

DBS BANK LTD.

as Mandated Lead Arrangers and Joint Coordinators

THE ORIGINAL OFFSHORE FINANCIERS

listed in Part I of Schedule 1

THE ORIGINAL MURABAHAH FINANCIERS

listed in Part II of Schedule 1

THE ORIGINAL HEDGE COUNTERPARTIES

listed in Part III of Schedule 1

THE BG FINANCIERS

listed in Part IV of Schedule 1

STANDARD CHARTERED BANK (HONG KONG) LIMITED

as Offshore Facility Agent

MAYBANK INVESTMENT BANK BERHAD

as Murabahah Facility Agent

MAYBANK INVESTMENT BANK BERHAD

as Common Terms Agent

CIMB INVESTMENT BANK BERHAD

as Security Agent

Baker & McKenzie.Wong & Leow

(Reg. No. 200010145R)

38 Beach Road

#23-11 South Beach Tower

Singapore 189767

www.bakermckenzie.com

Clause	Page

CONTENTS

1. Definitions and interpretation	4

2. Ranking and priority	30

3. Total Term Facilities and BG Facilities	30

4. Hedging Arrangements	32

5. Effect of Insolvency Event	35

6. Turnover of receipts	36

7. Redistribution	38

8. Enforcement of Shared Transaction Security	39

9. Non-Cash Recoveries	40

10. Application of Proceeds	42

11. Equalisation	45

12. The Security Agent	46

13. Changes to the Parties	57

14. Costs and expenses	61

15. Other indemnities	62

16. Additional Payment Obligations	63

17. Information	65

18. Notices	67

19. Preservation	70

20. Consents, amendments and override	72

21. Counterparts	78

22. Governing law	79

23. Enforcement	79

Schedule 1 The Original Parties	81

Schedule 2 Form of Obligor Accession Deed	84

Schedule 3 Form of Total Finance Party Accession Undertaking	87

INTERCREDITOR DEED

This Deed is dated 15 May 2025 and as amended and restated by an amendment and restatement deed dated 10 September 2026 and is made between:

1.

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“Company”);

2.

(A) DAYONE DATA CENTERS MALAYSIA I SDN. BHD. (Registration No. 202101022855 (1423155-H)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“DayOne Malaysia I”);

(B)

DAYONE DATA CENTERS MALAYSIA II SDN. BHD. (Registration No. 202201045437 (1491134-T)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“DayOne Malaysia II”); and

(C)

DAYONE DATA CENTERS MALAYSIA III SDN. BHD. (Registration No. 202201045776 (1491473-T)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“DayOne Malaysia III”),

(each a “DayOne Company” and collectively, the “DayOne Companies”);

3.

DAYONE DATA CENTERS LIMITED (Company No. 390453), an exempted company incorporated in the Cayman Islands, having its registered office at the offices of Maples Corporate Services Limited at PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands (“DayOne Parent”);

4.

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and DBS BANK LTD. as mandated lead arrangers and bookrunners (collectively, “Mandated Lead Arrangers”);

5.

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and DBS BANK LTD. as joint coordinators (collectively, “Joint Coordinators”);

6.	THE FINANCIAL INSTITUTIONS listed in Part I (The Offshore Financiers) of Schedule 1 (The Original Parties) as the original offshore financiers (“Original Offshore Financiers”);

7.	THE FINANCIAL INSTITUTIONS listed in Part II (The Murabahah Financiers) of Schedule 1 (The Original Parties) as the original murabahah financiers (“Original Murabahah Financiers”);

8.	THE FINANCIAL INSTITUTIONS listed in Part III (The Hedge Counterparties) of Schedule 1 (The Original Parties) as original hedge counterparties (“Original Hedge Counterparties”);

9.	THE FINANCIAL INSTITUTIONS listed in Part IV (The BG Financiers) of Schedule 1 (The Original Parties) as original bank guarantee financiers (“Original BG Financiers”);

10.	STANDARD CHARTERED BANK (HONG KONG) LIMITED as facility agent of the Offshore Financiers (“Offshore Facility Agent”);

11.	MAYBANK INVESTMENT BANK BERHAD as facility agent of the Murabahah Financiers (“Murabahah Facility Agent”);

12.	MAYBANK INVESTMENT BANK BERHAD in its capacity as the common terms agent (“Common Terms Agent”); and

13.	CIMB INVESTMENT BANK BERHAD as security agent (“Security Agent”).

WHEREAS:

(A)	Offshore Facility Agreement

By an offshore facility agreement dated 15 May 2025 and as amended and restated by an amendment and restatement deed dated 10 September 2026 (“Offshore Facility Agreement”) and made between, amongst others, (1) the Company, (2) the DayOne Companies, (3) the Original Offshore Financiers and (4) the Offshore Facility Agent:

(i)	a term loan facility of up to an aggregate principal amount of US Dollar One Billion and Seven Hundred Million (USD1,700,000,000); and

(ii)	an upsize term loan facility of the aggregate principal sum of US Dollar Two Billion and Four Hundred Million (USD2,400,000,000),

together with an accordion facility (collectively, “Offshore Facility”) are made available to the Company and each DayOne Company, upon the terms and subject to the conditions therein.

(B)	Murabahah Facility Agreement

By a murabahah facility agreement dated 15 May 2025 and as amended and restated by an amendment and restatement deed dated 10 September 2026 (“Murabahah Facility Agreement”) and made between, amongst others, (1) the Company, (2) the DayOne Companies, (3) the Original Murabahah Financiers and (4) the Murabahah Facility Agent:

(i)	a murabahah facility of up to an aggregate amount of RM7,500,000,000 and an accordion facility; and

(ii)	an upsize murabahah facility of the aggregate principal sum of Ringgit Malaysia Five Billion and Five Hundred Million (RM5,500,000,000.00),

together with an accordion facility (collectively, “Murabahah Facility”) are made available to the Company and each DayOne Company, upon the terms and subject to the conditions therein.

(C)	Hedging Agreements

By the hedging agreements, which expression shall include any master agreement, confirmation, transaction, schedule or other agreement entered into between WG Data Hub and/or a DayOne Company and the Hedge Counterparties (as defined in the Common Terms Agreement) (“Hedging Agreements”), the parties have entered into hedging transactions in relation to hedging of exposures to fluctuations of interest rate, profit rate and currency exchange rate in respect of the Total Term Facilities (as defined in the Intercreditor Deed (as defined below)), upon the terms and subject to the conditions of the Hedging Agreements.

(D)	BG Letters of Offer

By the following letters of offer, which expression shall include any amendment(s) or variation(s) thereof and addition(s) thereto and any other letters issued or executed supplemental thereto or in substitution thereof (collectively “BG Letters of Offer”), each of the BG Financiers has agreed or shall agree to grant to the Company and the DayOne Companies a bank guarantee facility (collectively, “BG Facilities”) upon the terms and subject to the conditions therein contained:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]; and

(v)

such other letters of offer to be issued by such other financiers to the Company, the DayOne Companies and/or the Additional Obligors from time to time after the Original Agreement Date, in respect of any bank guarantee facilities to be granted by such financiers to the Company, the DayOne Companies and/or the Additional Obligors,

provided always that the total principal amount of the BG Facilities shall not exceed RM1,500,000,000.

(E)	Common Terms Agreement

By a common terms agreement dated 15 May 2025 and as amended and restated by an amendment and restatement deed dated 10 September 2026 (the “Common Terms Agreement”) and made between (1) the Company, (2) the DayOne Companies, (3) the Original Offshore Financiers, (4) the Original Murabahah Financiers, (5) the Original Hedge Counterparties, (6) the Offshore Facility Agent, (7) the Murabahah Facility Agent, (8) the Common Terms Agent and (9) the Security Agent, the parties to the Common Terms Agreement have agreed to the common terms and conditions governing both the Offshore Facility and the Murabahah Facility.

(F)	This Deed

The Parties have agreed to enter into this Deed to set out the arrangements between themselves as to the ranking of the claims and the sharing of the Shared Transaction Security (as defined herein).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Deed:

“2002 ISDA Master Agreement” means the 2002 Master Agreement as published by the International Swaps and Derivatives Association, Inc.

“Acceleration Event” means a Total Term Financier Acceleration Event or a BG Financier Acceleration Event.

“Accordion Facility” means a RM3,500,000,000 (or its equivalent) term loan facility and/or term financing-i facility made available under the Common Terms Agreement, the Offshore Facility Agreement and/or the Murabahah Facility Agreement in accordance with clause 2.2 (Increase – Accordion Option) of the Common Terms Agreement.

“Account Bank” means:

(a)	in respect of the RM FSRA, [***];

(b)	in respect of the USD FSRA, [***];

(c)	in respect of the Project Account (Company), [***];

(d)	in respect of the Project Account (DayOne Malaysia I), [***];

(e)	in respect of the Project Account (DayOne Malaysia II), [***];

(f)	in respect of the Project Account (DayOne Malaysia III), [***];

(g)	in respect of the Project Account (DayOne Parent), [***]; and

(h)	in respect of any other Project Account, [***].

“Additional Obligor” shall have the meaning given to it in the Offshore Facility Agreement or the Murabahah Facility Agreement.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Amendment and Restatement Deed (CTA)” means the amendment and restatement deed to the Common Terms Agreement dated 10 September 2026 and made between (1) the Company, (2) the DayOne Companies, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Green Financing Coordinators, (6) the Offshore Facility Agent, (7) the Murabahah Facility Agent, (8) the Security Agent and (9) the Common Terms Agent.

“Approved Projects” means in relation to a Development Project, the portion of such Development Project declared by the Common Terms Agent to be an Approved Project in accordance with clause 16.15(k) (Approved Projects and Approved Buildings) of the Common Terms Agreement.

“Assignment and Charge of Accounts” means:

(a)	the Assignment and Charge of Designated Accounts (Company);

(b)	the Assignment and Charge of Project Account (DayOne Parent);

(c)	the Assignment and Charge of Project Account (DayOne Malaysia I);

(d)	the Assignment and Charge of Project Account (DayOne Malaysia II);

(e)	the Assignment and Charge of Project Account (DayOne Malaysia III); and

(f)

any other assignments and charges over a Project Account as may be required by the Security Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Assignment and Charge of Designated Accounts (Company)” means the Malaysian law governed first ranking charge over the Designated Accounts (Company) dated on or about the Original Agreement Date and made between the Company and the Security Agent.

“Assignment and Charge of Project Account (DayOne Malaysia I)” means the Malaysian law governed first ranking charge over the Project Account (DayOne Malaysia I) dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia I and the Security Agent.

“Assignment and Charge of Project Account (DayOne Malaysia II)” means the Malaysian law governed first ranking charge over the Project Account (DayOne Malaysia II) dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia II and the Security Agent.

“Assignment and Charge of Project Account (DayOne Malaysia III)” means the Malaysian law governed first ranking charge over the Project Account (DayOne Malaysia III) dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia III and the Security Agent.

“Assignment and Charge of Project Account (DayOne Parent)” means the Singapore law governed first ranking charge over the Project Account (DayOne Parent) to be made between the DayOne Parent and the Security Agent.

“Assignment Documents” means:

(a)	the Assignment and Charge of Accounts;

(b)	the Assignment of Insurances/Takaful;

(c)	the Assignment of Material Contracts;

(d)	the Assignment of Service Agreements; and

(e)	the Assignment of Intercompany Loans/Advances.

“Assignment of Insurances/Takaful” means:

(a)	the Assignment of Insurances/Takaful (DayOne Malaysia I);

(b)	the Assignment of Insurances/Takaful (DayOne Malaysia II);

(c)	the Assignment of Insurances/Takaful (DayOne Malaysia III); and

(d)

any other assignments in respect of the Insurances/Takaful as may be required by the Security Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Assignment of Insurances/Takaful (DayOne Malaysia I)” means the Malaysian law governed assignment over the Insurances/Takaful (DayOne Malaysia I) dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia I and the Security Agent.

“Assignment of Insurances/Takaful (DayOne Malaysia II)” means the Malaysian law governed assignment over the Insurances/Takaful (DayOne Malaysia II) dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia II and the Security Agent.

“Assignment of Insurances/Takaful (DayOne Malaysia III)” means the Malaysian law governed assignment over the Insurances/Takaful (DayOne Malaysia III) dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia III and the Security Agent.

“Assignment of Intercompany Loans/Advances” means:

(i)	the Assignment of Intercompany Loans/Advances (Company);

(ii)	the Assignment of Intercompany Loans/Advances (DayOne Malaysia I);

(iii)	the Assignment of Intercompany Loans/Advances (DayOne Malaysia II);

(iv)	the Assignment of Intercompany Loans/Advances (DayOne Malaysia III); and

(v)

any other assignments in respect of the Intercompany Loans/Advances as may be required by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Assignment of Intercompany Loans/Advances (Company)” means the Malaysian law governed assignment dated on or about the Original Agreement Date and made between the Company and the Security Agent in respect of the Intercompany Loans/Advances.

“Assignment of Intercompany Loans/Advances (DayOne Malaysia I)” means the Malaysian law governed assignment dated on or about the Original Agreement Date and made between DayOne Malaysia I and the Security Agent in respect of the Intercompany Loans/Advances.

“Assignment of Intercompany Loans/Advances (DayOne Malaysia II)” means the Malaysian law governed assignment dated on or about the Original Agreement Date and made between DayOne Malaysia II and the Security Agent in respect of the Intercompany Loans/Advances.

“Assignment of Intercompany Loans/Advances (DayOne Malaysia III)” means the Malaysian law governed assignment dated on or about the Original Agreement Date and made between DayOne Malaysia III and the Security Agent in respect of the Intercompany Loans/Advances.

“Assignment of Material Contracts” means:

(a)	the Assignment of Material Contracts (DayOne Malaysia I);

(b)	the Assignment of Material Contracts (DayOne Malaysia II);

(c)	the Assignment of Material Contracts (DayOne Malaysia III); and

(d)

any other assignments in respect of the Material Contracts as may be required by the Security Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Assignment of Material Contracts (DayOne Malaysia I)” means the Malaysian law governed assignment over the Material Contracts (DayOne Malaysia I) dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia I and the Security Agent.

“Assignment of Material Contracts (DayOne Malaysia II)” means the Malaysian law governed assignment over the Material Contracts (DayOne Malaysia II) dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia II and the Security Agent.

“Assignment of Material Contracts (DayOne Malaysia III)” means the Malaysian law governed assignment over the Material Contracts (DayOne Malaysia III) dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia III and the Security Agent.

“Assignment of Service Agreements” means:

(a)	the Assignment of Service Agreements (DayOne Malaysia I);

(b)	the Assignment of Service Agreements (DayOne Malaysia II);

(c)	the Assignment of Service Agreements (DayOne Malaysia III); and

(d)

any other assignments in respect of the Service Agreements as may be required by the Security Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Assignment of Service Agreements (DayOne Malaysia I)” means the Malaysian law governed assignment over the Service Agreements (DayOne Malaysia I) dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia I and the Security Agent.

“Assignment of Service Agreements (DayOne Malaysia II)” means the Malaysian law governed assignment over Service Agreements (DayOne Malaysia II) dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia II and the Security Agent.

“Assignment of Service Agreements (DayOne Malaysia III)” means the Malaysian law governed assignment over Service Agreements (DayOne Malaysia III) dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia III and the Security Agent.

“Automatic Early Termination” means the termination or close-out of any hedging transaction prior to the maturity of that hedging transaction which is brought about automatically by the terms of the relevant Hedging Agreement and without any party to the relevant Hedging Agreement taking any action to terminate that hedging transaction.

“BG Financier Acceleration Event” means a BG Financier exercises any of its rights to declare all amounts outstanding under the relevant Finance Documents – BG Facilities to be immediately due and payable following the occurrence of an Event of Default.

“BG Financiers” means any Original BG Financier and any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 13.4 (Total Finance Party Accession Undertaking), which in each case has not ceased to be a Party as such in accordance with the terms of this Deed or other Finance Documents.

“Building” means a data centre building erected on a Project.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in Kuala Lumpur, New York, Singapore and Hong Kong.

“Cash Proceeds” means:

(a)	proceeds of the Shared Security Property which are in the form of cash; and

(b)	any cash which is generated by holding, managing, exploiting, collecting, realising or disposing of any proceeds of the Shared Security Property which are in the form of Non-Cash Consideration.

“Close-Out Netting” means any step involved in determining an Early Termination Amount (as defined in the 2002 ISDA Master Agreement) under section 6(e) (Payments on Early Termination) of the 2002 ISDA Master Agreement.

“Code” means the US Internal Revenue Code of 1986. “Commitment” means:

(a)	in respect of the Total Term Facilities, “Commitment” as defined in the Offshore Facility Agreement and the Murabahah Facility Agreement respectively; and

(b)	in respect of the BG Facilities, the amount of each of the BG Financier’s commitment in respect of the BG Facilities.

“Common Assurance” means any guarantee, indemnity or other assurance against loss provided by any Obligor in respect of any of the Liabilities, the benefit of which (however conferred) is, to the extent legally possible, given to all the Total Secured Parties in respect of their Liabilities.

“Common Currency”, “RM” and “Ringgit Malaysia” mean the lawful currency of Malaysia.

“Common Currency Amount” means, in relation to an amount, that amount converted (to the extent not already denominated in the Common Currency) into the Common Currency at the Security Agent’s Spot Rate of Exchange on the Business Day prior to the relevant calculation.

“Completed Projects” means:

(a)	the Initial Completed Projects; and

(b)	such other Development Projects that have achieved Completion (including the NTP Plot 3 Project and NTP Plot 4 Project (Phase 1) as at the date of the Amendment and Restatement Deed (CTA)).

“Completion” means, in respect of the Development Projects, the completion of the construction of all Buildings within the relevant Development Project in accordance with the relevant Construction Plan and such Buildings are ready-for-service.

“Completion and Cost Overrun Undertaking” means the irrevocable and unconditional letter of undertaking dated on or about the date of the Amendment and Restatement Deed (CTA) and issued by DayOne Parent to the Security Agent in respect of the completion of Projects (including undertaking to provide equity funding to complete the Projects) and the funding of Cost Overruns (as defined in the Common Terms Agreement) in connection with each Approved Building (as defined in the Common Terms Agreement) for up to three (3) Months after such Approved Building is ready-for-service, and which expression shall, where the context so admits, include any amendment(s) or variations(s) thereof and addition(s) thereto and any other instrument(s) executed supplemental thereto or in substitution thereof.

“Confidentiality Undertaking” means a confidentiality undertaking substantially in a recommended form of the APLMA or in any other form agreed between the Company and the Common Terms Agent.

“Consent” means any consent, approval, release or waiver or agreement to any amendment.

“Construction Plans” means, in respect of the Development Projects, the construction/development plan in respect of such Development Projects which shall state specifically the target completion date of the construction of each Building, on that Development Project, submitted to the Common Terms Agent as an initial condition precedent under clause 4.1 (Initial conditions precedent) of the Common Terms Agreement and such other construction/development plan in respect of any Development Projects as may be provided to the Common Terms Agent from time to time.

“Credit/Financing Participation” means:

(a)	in relation to the Total Term Financiers, the aggregate Commitment of the Total Term Financiers;

(b)	in relation to the Hedge Counterparties:

(i)

in respect of any hedging transaction of a Hedge Counterparty under any Hedging Agreement that has, as of the date the calculation is made, been terminated or closed out in accordance with the terms of this Deed, the amount, if any, payable to it under any Hedging Agreement in respect of that termination or close-out as of the date of termination or close-out (and before taking into account any interest/profit accrued on that amount since the date of termination or close-out) to the extent that amount is unpaid (that amount to be certified by the relevant Hedge Counterparty and as calculated in accordance with the relevant Hedging Agreement); and

(ii)

after the Total Term Facilities – Discharge Date only, in respect of any hedging transaction of that Hedge Counterparty under any Hedging Agreement that has, as of the date the calculation is made, not been terminated or closed out, the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the Company or a DayOne Company is the Defaulting Party (as defined in the relevant ISDA Master Agreement) and such amount shall be certified by the relevant Hedge Counterparty and as calculated in accordance with the relevant Hedging Agreement; and

(c)	in relation to the BG Financiers, the aggregate Commitment of the BG Financiers.

“Credit Related Close-Out” means any Permitted Hedge Close-Out which is not a Non-Credit Related Close-Out.

“Debentures” means:

(a)	the Debenture (DayOne Malaysia I);

(b)	the Debenture (DayOne Malaysia II);

(c)	the Debenture (DayOne Malaysia III); and

(d)	any other debenture as may be required by the Security Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Debenture (DayOne Malaysia I)” means the Malaysian law governed debenture dated on or about the Original Agreement Date between DayOne Malaysia I and the Security Agent.

“Debenture (DayOne Malaysia II)” means the Malaysian law governed debenture dated on or about the Original Agreement Date between DayOne Malaysia II and the Security Agent.

“Debenture (DayOne Malaysia III)” means the Malaysian law governed debenture dated on or about the Original Agreement Date between DayOne Malaysia III and the Security Agent.

“Default” means an Event of Default or any event or circumstance which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Total Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Default Notification” has the meaning given to such term in Clause 17.3 (Notification of prescribed events).

“Delegate” means any delegate, agent, attorney or co-trustee appointed by the Security Agent.

“Designated Accounts (Company)” means:

(a)	the Finance Service Reserve Account; and

(b)	the Project Account (Company).

“Development Projects” means:

(a)	the Initial Development Projects; and

(b)	any Pipeline Project which is funded by an Accordion Facility.

“Discharge Date” means the first date on which all Liabilities have been fully and finally discharged to the satisfaction of the Security Agent and each Hedge Counterparty (in the case of the Secured Amounts – Hedging Arrangements), whether or not as the result of an enforcement, and the Total Financiers are under no further obligation to provide financial accommodation under the Total Finance Documents.

“Distress Event” means any of:

(a)	an Acceleration Event; or

(b)	the enforcement of any Shared Transaction Security.

“Distressed Disposal” means a disposal of an asset of an Obligor which is being effected at the request of the Instructing Group in circumstances where the Shared Transaction Security has become enforceable.

“Enforcement Action” means:

(a)	in relation to any Liabilities:

(i)

the acceleration of any Liabilities or the making of any declaration that any Liabilities are prematurely due and payable (other than as a result of it becoming unlawful for a Total Financier to perform its obligations under, or of any voluntary or mandatory prepayment arising under, the Total Finance Documents);

(ii)	the making of any declaration that any Liabilities are payable on demand;

(iii)	the making of a demand in relation to a Liability that is payable on demand;

(iv)	the making of any demand against any Obligor in relation to any Guarantee Liabilities of that Obligor;

(v)	the exercise of any right to require any Obligor to acquire any Liability (including exercising any put or call option against any Obligor for the redemption or purchase of any Liability);

(vi)	the exercise of any right of set-off, account combination or payment netting against any Obligor in respect of any Liabilities other than the exercise of any such right:

(A)	as Close-Out Netting by a Hedge Counterparty; or

(B)	as Payment Netting by a Hedge Counterparty;

(C)	which is otherwise expressly permitted under the Offshore Facility Agreement or the Murabahah Facility Agreement to the extent that the exercise of that right gives effect to a Permitted Payment; and

(vii)	the suing for, commencing or joining of any legal or arbitration proceedings against any Obligor to recover any Liabilities;

(b)	the premature termination or close-out of any hedging transaction under any Hedging Agreement (other than pursuant to a Permitted Automatic Early Termination);

(c)	the taking of any steps to enforce or require the enforcement of any Shared Transaction Security (including the crystallisation of any floating charge forming part of the Shared Transaction Security);

(d)

the entering into of any composition, compromise, assignment or arrangement with any Obligor which owes any Liabilities, or has given any Security, guarantee or indemnity or other assurance against loss in respect of the Liabilities (other than any action permitted under Clause 13 (Changes to the Parties)); or

(e)

the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, administrator, judicial manager or similar officer) in relation to, the winding up, dissolution, administration or reorganisation of any Obligor which owes any Liabilities, or has given any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, or any of such Obligor’s assets or any suspension of payments or moratorium of any indebtedness of any such Obligor, or any analogous procedure or step in any jurisdiction, except that the following shall not constitute Enforcement Action:

(i)

the taking of any action falling within paragraphs (a)(vii) or (e) above which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of Liabilities, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods; and

(ii)	a Hedge Counterparty bringing legal proceedings against any person solely for the purpose of:

(A)	obtaining injunctive relief (or any analogous remedy outside Singapore or Malaysia) to restrain any actual or putative breach of any Total Finance Document to which it is party;

(B)	obtaining specific performance (other than specific performance of an obligation to make a payment) with no claim for damages; or

(C)	requesting judicial interpretation of any provision of any Total Finance Document to which it is party with no claim for damages.

“Event of Default” means:

(a)	any event or circumstance specified as such in the Common Terms Agreement; and

(b)	any event or circumstance specified as such in the relevant BG Letters of Offer.

“Exposure” has the meaning given to that term in Clause 11.1 (Equalisation Definitions).

“Existing Project Accounts” means:

(a)	the Existing Project Accounts (DayOne Malaysia I); and

(b)	the Existing Project Account (DayOne Malaysia II).

“Existing Project Accounts (DayOne Malaysia I)” means the bank account opened and maintained by DayOne Malaysia I with [***] bearing account number [***].

“Existing Project Account (DayOne Malaysia II)” means the bank account opened and maintained by DayOne Malaysia II with [***] bearing account number [***].

“FATCA” means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)

any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)

any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“FATCA Deduction” means a deduction or withholding from a payment under a Total Finance Document required by FATCA.

“Facility Agent” means each of the Offshore Facility Agent and the Murabahah Facility Agent.

“Facility Agreement” means the Offshore Facility Agreement and the Murabahah Facility Agreement, or any one of them.

“Finance Documents – BG Facilities” means all the finance documents in relation to the BG Facilities.

“Finance Documents – Hedging Arrangements” means all the finance documents in relation to the Hedging Arrangements.

“Finance Documents – Murabahah Facility” has the meaning given to the term “Finance Documents” in the Murabahah Facility Agreement.

“Finance Documents – Offshore Facility” has the meaning given to the term “Finance Documents” in the Offshore Facility Agreement.

“Finance Documents – Total Term Facilities” means the Finance Documents – Murabahah Facility and the Finance Documents – Offshore Facility.

“Finance Parties – BG Facilities” means each Security Agent and BG Financier.

“Finance Parties – Hedging Arrangements” means each the Security Agent and Hedge Counterparty.

“Finance Parties – Murabahah Facility” means each Mandated Lead Arranger, Common Terms Agent, Murabahah Facility Agent, Security Agent and Murabahah Financier.

“Finance Parties – Offshore Facility” means each Mandated Lead Arranger, Common Terms Agent, Offshore Facility Agent, Security Agent and Offshore Financier.

“Finance Parties – Total Term Facilities” means each of the Finance Parties – Murabahah Facility and the Finance Parties – Offshore Facility.

“Finance Service Reserve Account” means the RM FSRA and the USD FSRA.

“Financial Adviser” means any:

(a)	independent internationally recognised investment bank;

(b)	independent internationally recognised accountancy firm; or

(c)

other independent internationally recognised professional services firm which is regularly engaged in providing valuations of businesses or financial assets or, where applicable, advising on competitive sales processes.

“Group” means the Company and its Subsidiaries from time to time.

“Guarantee Liabilities” means, in relation to an Obligor, the liabilities and obligations under the Total Finance Documents (present or future, actual or contingent and whether incurred solely or jointly) it may have to a Total Financier as or as a result of its being a guarantor or surety (including, without limitation, liabilities and obligations arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of the Total Finance Documents).

“Hedge Counterparty” means any Original Hedge Counterparty and (at the time the relevant Hedging Agreement is entered into) an Affiliate thereof, an Accordion Financier or its Affiliate, which has become a Hedge Counterparty pursuant to Clause 13.4 (Total Finance Party Accession Undertaking) which is or has become party to this Deed, a Facility Agreement and the Common Terms Agreement as a Hedge Counterparty which in each case has not ceased to be a Party as such in accordance with the terms of this Deed or other Total Finance Documents.

“Hedge Counterparty Obligations” means the liabilities and obligations owed or due and payable by any Hedge Counterparty to the Company and each DayOne Company under or in connection with the Hedging Agreements.

“Hedging Agreement” means each of the hedging agreements or any master agreement, confirmation, transaction, schedule or other agreement entered into by the Company and/or a DayOne Company with a Hedge Counterparty in relation to the Hedging Arrangements.

“Hedging Arrangements” means the hedging transactions entered into between the Company and/or a DayOne Company and the Hedge Counterparties in relation to hedging of exposures to fluctuations of interest rate, profit rate and currency exchange rate in respect of the Total Term Facilities, upon the terms and subject to the conditions of the Hedging Agreements.

“Hedging Force Majeure” means an Illegality or Tax Event, Tax Event Upon Merger or a Force Majeure Event (each as defined in the 2002 ISDA Master Agreement).

“Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.

“Initial Completed Projects” means:

(a)	the NTP Plot 1 Project; and

(b)	the NTP Plot 2 Project.

“Initial Development Projects” means:

(a)	the NTP Plot 3 Project;

(b)	the NTP Plot 4 Project – Phase 1;

(c)	the NTP Plot 4 Project – Phase 2;

(d)	the NTP Plot 5 Project;

(e)	the KTP Plot 1 Project;

(f)	the KTP Plot 2 Project; and

(g)	the KTP Plot 3 Project.

“Insolvency Event” means, in relation to any Obligor:

(a)

any resolution is passed or order made for the winding up, dissolution, administration, judicial management or reorganisation of that Obligor, a moratorium is declared in relation to any indebtedness of that Obligor or an administrator or a judicial manager is appointed to that Obligor;

(b)	any composition, compromise, assignment or arrangement is made with any of its creditors;

(c)	the appointment of any liquidator, receiver, administrative receiver, administrator, compulsory manager, judicial manager or other similar officer in respect of that Obligor or any of its assets; or

(d)	any analogous procedure or step is taken in any jurisdiction.

“Instructing Group” means at any time the Majority Total Financiers.

“Insurances/Takaful” means:

(a)	the Insurances/Takaful (DayOne Malaysia I);

(b)	the Insurances/Takaful (DayOne Malaysia II);

(c)	the Insurances/Takaful (DayOne Malaysia III);

(d)	any insurance policies and/or takaful certificates obtained or taken out by an Additional Obligor in respect of the relevant Project; and

(e)	any contract of insurance policies and/or takaful certificates required under clause 16.15(g) (Insurances/Takaful) of the Common Terms Agreement.

“Insurances/Takaful (DayOne Malaysia I)” means any insurance policy or takaful certificate obtained or taken out by DayOne Malaysia I in respect of the relevant Project.

“Insurances/Takaful (DayOne Malaysia II)” means any insurance policy or takaful certificate obtained or taken out by DayOne Malaysia II in respect of the relevant Project.

“Insurances/Takaful (DayOne Malaysia III)” means any insurance policy or takaful certificate obtained or taken out by DayOne Malaysia III in respect of the relevant Project.

“Intercompany Loans/Advances” means the intercompany loans/advances granted or to be granted (a) by the Company to any DayOne Company and/or Additional Obligor, and (b) by any DayOne Company and/or Additional Obligor to the Company, from time to time.

“Intercreditor Amendment” means any amendment or waiver which is subject to Clause 20 (Consents, amendments and override).

“Interest/Profit Rate/FX Hedge Excess” means in relation to interest rate, profit rate or currency exchange rate hedging transactions at any time in effect as Hedging Arrangements, the amount by which the Total Interest/Profit Rate/FX Hedging in respect of the particular type of hedging exceeds the Total Principal Outstandings (determined separately in respect of the particular type of hedging).

“Interest/Profit Rate/FX Hedging” means, in relation to a Hedge Counterparty at any time, and in relation to interest rate, profit rate or currency exchange rate hedging transactions at any time in effect as Hedging Arrangements, the aggregate of the notional amounts, asset quantities or currency amounts (as applicable) of the interest rate, profit rate or currency exchange rate hedging transactions which are, at that time, in effect under a Hedging Agreement to which that Hedge Counterparty and the Company and/or a DayOne Company are party (determined separately in respect of the particular type of hedging).

“Interest/Profit Rate/FX Hedging Proportion” means, in relation to a Hedge Counterparty and that Hedge Counterparty’s Interest/Profit Rate/FX Hedging, the proportion (expressed as a percentage) borne by that Hedge Counterparty’s Interest/Profit Rate/FX Hedging to the Total Interest/Profit Rate/FX Hedging (determined separately in respect of the particular type of hedging).

“ISDA Master Agreement” means a 2002 ISDA Master Agreement.

“IT Load” means in relation to a Project, the amount of energy used by, or the data centre load consumed or dedicated to, equipment such as servers, storage equipment and communication switches and routers.

“KTP Plot 1 Project” means the proposed development of a [***] square meters of data centre space comprising [***] data centre properties (Building [***]) with a total power capacity of [***] megawatts in Kempas Lama, Johor on the KTP Plot 1 Project Land.

“KTP Plot 1 Project Land” means all that piece of freehold land measuring approximately [***] hectares, and held under issue document of title bearing particulars [***] which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“KTP Plot 2 Project” means the proposed development of a [***] square meters of data centre space comprising [***] data centre properties (Building [***]) with a total power capacity of [***] megawatts in Kempas Lama, Johor on the KTP Plot 2 Project Land.

“KTP Plot 2 Project Land” means all that piece of freehold land measuring approximately [***] hectares, and held under issue document of title bearing particulars [***] which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“KTP Plot 3 Project” means the proposed development of a [***] square meters of data centre space comprising [***] data centre properties (Building [***]) with a total power capacity of [***] megawatts in Kempas Lama, Johor on the KTP Plot 3 Project Land.

“KTP Plot 3 Project Land” means all that piece of freehold land measuring approximately [***] hectares, and held under part of the respective issue documents of title bearing particulars [***] Johor which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“Land Charges” means:

(a)	the Land Charge (NTP Plot 1 Project);

(b)	the Land Charge (NTP Plot 2 Project);

(c)	the Land Charge (NTP Plot 3 Project);

(d)	the Land Charge (NTP Plot 4 Project);

(e)	the Land Charge (NTP Plot 5 Project);

(f)	the Land Charge (KTP Plot 1 Project);

(g)	the Land Charge (KTP Plot 2 Project);

(h)	the Land Charge (KTP Plot 3 Project); and

(i)

any other land charge in respect of such land on which an Approved Project will be developed and/or constructed on, as may be required by the Security Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Land Charge (KTP Plot 1 Project)” means the Malaysian law governed land charge dated on or about the first utilisation date of the Total Term Facilities and between DayOne Malaysia II and the Security Agent in respect of the KTP Plot 1 Project Land.

“Land Charge (KTP Plot 2 Project)” means the Malaysian law governed land charge to be made between DayOne Malaysia II and the Security Agent in respect of the KTP Plot 2 Project Land.

“Land Charge (KTP Plot 3 Project)” means the Malaysian law governed land charge to be made between DayOne Malaysia II and the Security Agent in respect of the KTP Plot 3 Project Land.

“Land Charge (NTP Plot 1 Project)” means the Malaysian law governed land charge dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia I and the Security Agent in respect of the NTP Plot 1 Project Land.

“Land Charge (NTP Plot 2 Project)” means the Malaysian law governed land charge dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia I and the Security Agent in respect of the NTP Plot 2 Project Land.

“Land Charge (NTP Plot 3 Project)” means the Malaysian law governed land charge dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia III and the Security Agent in respect of the NTP Plot 3 Project Land.

“Land Charge (NTP Plot 4 Project)” means the Malaysian law governed land charge dated on or about the first utilisation date of the Total Term Facilities and made between DayOne Malaysia III and the Security Agent in respect of the NTP Plot 4 Project Land.

“Land Charge (NTP Plot 5 Project)” means the Malaysian law governed land charge to be made between DayOne Malaysia I and the Security Agent in respect of the NTP Plot 5 Project Land.

“Liabilities” means all present and future liabilities and obligations at any time of any Obligor to any Total Finance Party under the Total Finance Documents, both actual and contingent and whether incurred solely or jointly or as principal or surety or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

(a)	any refinancing, novation, deferral or extension;

(b)

any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any other liability or obligation falling within this definition;

(c)	any claim for damages or restitution; and

(d)	any claim as a result of any recovery by any Obligor of a Payment on the grounds of preference or otherwise,

and any amounts which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings.

“Majority Joint Coordinators” means at least four (4) out of the seven (7) Joint Coordinators and in the case where two (2) Joint Coordinators are from the same banking group, such two (2) Joint Coordinators shall be treated and deemed as one (1) Joint Coordinator.

“Majority Total Term Financiers” means:

(a)

if there are no Total Principal Outstanding under the Total Term Facilities, the Total Term Financiers whose Commitments aggregate more than sixty-six and two-thirds per cent. (66 2⁄3%) of the aggregate Commitments under the Total Term Facilities (or, if the aggregate Commitments under the Total Term Facilities have been reduced to zero, aggregated more than sixty-six and two-thirds per cent. (66 2⁄3%) of the aggregate Commitments under the Total Term Facilities immediately prior to the reduction); or

(b)

at any other time, the Total Term Financiers whose participations in the Total Principal Outstanding under the Total Term Facilities aggregate more than sixty-six and two-thirds per cent. (66 2⁄3%) of the Total Principal Outstanding under the Total Term Facilities.

“Majority Total Financiers” means at any time, those Total Term Financiers, Hedge Counterparties and BG Financiers whose Credit/Financing Participations at that time aggregate more than sixty-six and two-thirds per cent. (66 2⁄3%) of the total Credit/Financing Participations at that time.

“Majority Total Term Financiers and Hedge Counterparties” means, at any time, those Total Term Financiers and Hedge Counterparties whose Credit/Financing Participations at that time aggregate more than sixty-six and two-thirds per cent. (66 2⁄3%) of the total Credit/Financing Participations at that time.

“Material Adverse Effect” means a material adverse effect on or a material adverse change in:

(a)	the business, operations, assets, property, condition (financial or otherwise) or prospects of any Obligor or the Group taken as a whole;

(b)	the ability of any Obligor to perform its obligations under any Total Finance Documents to which it is a party; or

(c)	the validity, legality or enforceability of any Total Finance Document, or any rights or remedies of any Total Finance Party under the Total Finance Documents.

“Material Contracts” means:

(a)	the Material Contracts (DayOne Malaysia I);

(b)	the Material Contracts (DayOne Malaysia II);

(c)	the Material Contracts (DayOne Malaysia III);

(d)

any main construction contracts, power supply agreements and equipment supply agreements in relation to a Project entered into by an Additional Obligor as acceptable by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers); and

(e)

any other material contracts as may be agreed by each of the Company, each DayOne Company and an Additional Obligor (as applicable), and the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers).

“Material Contracts (DayOne Malaysia I)” means any main construction contracts, power supply agreements and equipment supply agreements in relation to the Projects entered into by DayOne Malaysia I and which expression includes any amendments and supplemental agreements entered into thereof.

“Material Contracts (DayOne Malaysia II)” means any main construction contracts, power supply agreements and equipment supply agreements in relation to the Projects entered into by DayOne Malaysia II and which expression includes any amendments and supplemental agreements entered into thereof.

“Material Contracts (DayOne Malaysia III)” means any main construction contracts, power supply agreements and equipment supply agreements in relation to the Projects entered into by DayOne Malaysia III and which expression includes any amendments and supplemental agreements entered into thereof.

“Minimum Hedging Requirement” means the Hedging Arrangements entered or to be entered into by the Company and each DayOne Company to hedge its exposures to fluctuations in the interest rate or profit rate (as applicable) in respect of at least fifty per cent. (50%) of the Total Term Facilities if required pursuant to Clause 16.24(a) (Hedging Arrangements) of the Common Terms Agreement, subject to Clause 16.24(b) of the Common Terms Agreement.

“Murabahah Financier” means:

(a)	any Original Murabahah Financier;

(b)	any Accordion Financier in respect of the Murabahah Facility; and

(c)	any party which has become a Party in accordance with Clause 13 (Changes to the Parties),

which in each case has not ceased to be a Party as such in accordance with the terms of this Deed or other Finance Documents.

“NCP” means a partner who offers hosted software and hardware services in a cloud or managed services model to end-user customers leveraging products of NVIDIA.

“Non-Cash Consideration” means consideration in a form other than cash.

“Non-Cash Recoveries” means:

(a)	any proceeds of a Distressed Disposal; or

(b)	any amount distributed to the Security Agent pursuant to Clause 6.1 (Turnover by the Total Finance Parties),

which are, or is, in the form of Non-Cash Consideration.

“Non-Credit Related Close-Out” means a non-credit related termination or close-out by a Hedge Counterparty in whole or in part of any hedging transaction under the relevant Hedging Agreement prior to its stated maturity (to the extent that it is able to do so under that Hedging Agreement):

(a)	if a Force Majeure Event, Illegality, Tax Event or a Tax Event Upon Merger (each as defined in the applicable Hedging Agreements) occurs;

(b)

if that Hedge Counterparty ceases to be a Total Term Financier or an Affiliate of a Total Term Financier, a Secured Party, a Finance Party or a Hedge Counterparty for the purposes of the Common Terms Agreement, the Offshore Facility Agreement, the Murabahah Facility Agreement or this Deed;

(c)	(i)

in respect of the Hedging Arrangements in relation to the Offshore Facility Agreement, all principal amounts outstanding under the Offshore Facility Agreement are fully paid, repaid, prepaid, refinanced or discharged, or all Commitments under the Offshore Facility Agreement have expired or been cancelled; or

(ii)

in respect of the Hedging Arrangements in relation to the Murabahah Facility Agreement, all principal amounts outstanding under the Murabahah Facility Agreement are fully paid, early settled, prepaid, refinanced or discharged, or all Commitments under the Murabahah Facility Agreement have expired or been cancelled;

(d)	if it is a Permitted Hedging Action; and/or

(e)	if it is a termination or close-out pursuant to clause 20.6(b)(ii) of this Deed.

“NTP Plot 1 Project” means the [***] square meters with power capacity of [***] megawatts of [***] data centres [***] in Nusajaya, Johor, on the NTP Plot 1 Project Land.

“NTP Plot 1 Project Land” means all that piece of freehold land measuring approximately [***] hectares, and held under issue document of title bearing particulars [***] which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“NTP Plot 2 Project” means the two (2) data centre properties comprising:

(a)	a [***] square meters with power capacity of [***] megawatts data centre [***] and

(b)	a [***] square meters with power capacity of [***] megawatts data centre [***]

in Nusajaya, Johor, on the NTP Plot 2 Project Land.

“NTP Plot 2 Project Land” means all that piece of freehold land measuring approximately [***] hectares, and held under issue document of title bearing particulars [***] which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“NTP Plot 3 Project” means the proposed development of a [***] square meters data centre property with a power capacity of [***] megawatts [***] in Nusajaya, Johor on the NTP Plot 3 Project Land.

“NTP Plot 3 Project Land” means all that piece of freehold land measuring approximately [***] hectares, and held under issue document of title bearing particulars [***] which expression shall include the Building, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“NTP Plot 4 Project Land” means all those pieces of freehold land measuring approximately 24.28 hectares, and held under the respective issue documents of title bearing particulars [***] which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“NTP Plot 4 Project – Phase 1” means the proposed development of a [***] square meters data centre property with a total power capacity of [***] megawatts [***] in Nusajaya, Johor on the NTP Plot 4 Project Land.

“NTP Plot 4 Project – Phase 2” means the proposed development of [***] square meters data centre properties (comprising [***] data centre properties namely, [***]) with a total power capacity of [***] megawatts on the NTP Plot 4 Project Land.

“NTP Plot 5 Project” means the proposed development of [***] square meters of data centre space comprising [***] data centre properties [***] with a total power capacity of [***] megawatts in Nusajaya, Johor on the NTP Plot 5 Project Land.

“NTP Plot 5 Project Land” means all those pieces of freehold land measuring approximately [***] hectares, and held under issue document of title bearing particulars [***], which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“NVIDIA” means Nvidia Corporation a multinational corporation and technology company headquartered in Santa Clara, California and incorporated in Delaware in the United States of America.

“Obligor” means the Company, a DayOne Company, DayOne Parent and any person which becomes a Party as an Obligor in accordance with the terms of Clause 13 (Changes to the Parties).

“Obligor Accession Deed” means:

(a)	a deed substantially in the form set out in Schedule 2 (Form of Obligor Accession Deed); or

(b)

(only in the case of a member of the Group which is acceding as a borrower/customer or guarantor under a Facility Agreement) an accession document in the form required by the relevant Facility Agreement (provided that it contains an accession to this Deed which is substantially in the form set out in Schedule 2 (Form of Obligor Accession Deed)).

“Offshore Financier” means:

(a)	any Original Offshore Financier;

(b)	any Accordion Financier in respect of the Offshore Facility; and

(c)	any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 13 (Changes to the Parties),

which in each case has not ceased to be a Party as such in accordance with the terms of this Deed or other Finance Documents.

“Original Agreement Date” means 15 May 2025.

“Outstanding BG” means the bank guarantees issued by the BG Financiers under the BG Facilities and under which the BG Financiers have any actual or contingent liability or in respect of which the BG Financiers have made payment and have yet to obtain reimbursement from the Company or any DayOne Company.

“Over-hedged” means, in relation to a Facility or any part thereof, the obligation of the Company and/or any DayOne Company, in respect of any Hedging Arrangement entered into under a Hedging Agreement for the purpose of managing interest rate, profit rate and/or currency exchange rate risk in relation to that Facility or any part thereof, to close out or terminate, in whole or in part, any transaction by reason of a requirement to reduce the notional amount, currency amount or asset quantity thereunder by reason of it exceeding (or which would exceed, if a prepayment were then made) a specified amount, percentage or other stipulated threshold of the principal amount of the relevant Facility or the relevant part thereof to which that Hedging Agreement is designated to relate including by reason of a requirement under clause 16.24(c) (Hedging Arrangements) of the Common Terms Agreement.

“Party” means a party to this Deed.

“Payment” means, in respect of any Liabilities (or any other liabilities or obligations), a payment, prepayment, repayment, redemption, defeasance or discharge of those Liabilities (or other liabilities or obligations).

“Payment Netting” means any netting under section 2(c) of the relevant ISDA Master Agreement.

“Permitted Automatic Early Termination” means an Automatic Early Termination of a hedging transaction under a Hedging Agreement, the provision of which is permitted under schedule 12 (Hedging Provisions) of the Common Terms Agreement.

“Permitted Hedge Close-Out” means, in relation to a hedging transaction under a Hedging Agreement, a termination or close-out of that hedging transaction which is permitted pursuant to Schedule 12 (Hedging Provisions) of the Common Terms Agreement.

“Permitted Hedging Action” means any termination, close-out, amendment or payment required by the Company, a DayOne Company or a Hedge Counterparty to reduce any hedged amount pursuant to the Hedging Agreements in the event where, (a) the Total Interest/Profit Rate/FX Hedging for a Facility exceeds the Total Principal Outstandings for that Facility or (b) following a prepayment of a principal amount under the Common Terms Agreement, the Offshore Facility Agreement or the Murabahah Facility Agreement, so as to ensure the Company and each DayOne Companies is not Over-hedged, provided that each such reduction will be on a pro rata basis across the Hedge Counterparties based on the Interest/Profit Rate/FX Hedging Proportion of each Hedge Counterparty in respect of the particular type of hedging prior to such excess.

“Permitted Payments” means in respect of the Hedging Arrangements, the Payments permitted by Clause 4.3 (Permitted Payments: Hedging Arrangements Liabilities).

“Pipeline Project” means a project as may be agreed by the Company and the Majority Joint Coordinators.

“Project Account (Company)” means the account opened and maintained by the Company with the applicable Account Bank and designated as such.

“Project Account (DayOne Malaysia I)” means:

(a)	the RM-denominated account opened and maintained by DayOne Malaysia I with the applicable Account Bank bearing account number [***] and designated as such;

(b)	the USD-denominated account opened and maintained by DayOne Malaysia I with the applicable Account Bank bearing account number [***] and designated as such; and

(c)	the Existing Project Accounts (DayOne Malaysia I).

“Project Account (DayOne Malaysia II)” means:

(a)	the RM-denominated account opened and maintained by DayOne Malaysia II with [***] bearing account number [***] and designated as such;

(b)	the USD-denominated account opened and maintained by DayOne Malaysia II with [***] bearing account number [***] and designated as such; and

(c)	the Existing Project Account (DayOne Malaysia II).

“Project Account (DayOne Malaysia III)” means:

(a)	the RM-denominated account opened and maintained by DayOne Malaysia III with [***] bearing account number [***] and designated as such; and

(b)	the USD-denominated account opened and maintained by DayOne Malaysia III with [***] bearing account number [***] and designated as such.

“Project Account (DayOne Parent)” means the USD-denominated account opened and maintained or to be opened and maintained by DayOne Parent with [***] and designated as such.

“Projects” means collectively:

(a)	the Completed Projects; and

(b)	the Development Projects,

and each a “Project”.

“Receiver” means a receiver or receiver and manager or administrative receiver of the whole or any part of the Secured Assets.

“Recoveries” has the meaning given to that term in Clause 10.1 (Order of application).

“Related Fund”, in relation to a fund (the “first fund”), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

“Relevant Liabilities” means:

(a)	in the case of a Total Finance Party:

(i)	the Liabilities owed or due and payable to the Total Finance Parties ranking (in accordance with the terms of this Deed) pari passu with that Total Finance Party (as the case may be); and

(ii)	all present and future liabilities and obligations, actual and contingent, of the Obligors to the Security Agent; and

(b)

in the case of an Obligor, the Liabilities owed or due and payable to the Total Financiers together with all present and future liabilities and obligations, actual and contingent, of the Obligors to the Security Agent.

“RM FSRA” means the Shariah compliant Ringgit Malaysia-denominated finance service reserve account opened and maintained by the Company with the applicable Account Bank and designated as such.

“Secured Amounts – BG Facilities” means all the Liabilities owing or due and payable or incurred by each Obligor to the Finance Parties – BG Facilities under or in connection with the Finance Documents – BG Facilities.

“Secured Amounts – Hedging Arrangements” means all the Liabilities owing or due and payable or incurred by each Obligor to the Finance Parties – Hedging Arrangements under or in connection with the Hedging Agreements.

“Secured Amounts – Murabahah Facility” means all the Liabilities owing or due and payable or incurred by each Obligor to the Finance Parties – Murabahah Facility under or in connection with the Finance Documents – Murabahah Facility.

“Secured Amounts – Offshore Facility” means all the Liabilities owing or due and payable or incurred by each Obligor to the Finance Parties – Offshore Facility under or in connection with the Finance Documents – Offshore Facility.

“Secured Assets” means all of the assets which from time to time are, or are expressed to be, the subject of the Shared Transaction Security.

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Agent Fee Letter” means the fee letter entered into by the Company and the Security Agent dated on or about the Original Agreement Date pursuant to which the Company agrees to pay the annual security agency intercreditor fee referred to in Clause 14.6 (Security Agent Fee).

“Security Agent’s Spot Rate of Exchange” means, in respect of the conversion of one currency (the “First Currency”) into another currency (the “Second Currency”):

(a)	the Security Agent’s spot rate of exchange; or

(b)	(if the Security Agent does not have an available spot rate of exchange) any other publicly available spot rate of exchange selected by the Security Agent (acting reasonably),

for the purchase of the Second Currency with the First Currency in the Malaysian foreign exchange market at or about 11:00 a.m. (Kuala Lumpur time) on a particular day, which shall, in either case, be notified by the Security Agent in accordance with paragraph (e) of Clause 12.3 (Duties of the Security Agent).

“Service Agreements” means:

(a)	the Service Agreements (DayOne Malaysia I);

(b)	the Service Agreements (DayOne Malaysia II);

(c)	the Service Agreements (DayOne Malaysia III);

(d)

any service agreements in relation to a Project including but not limited to, any co-location service agreement(s) that an Additional Obligor has entered into with any Whitelist Offtaker and any guarantees issued in favour of such Additional Obligor under or pursuant to any such service agreements; and

(e)

any other service agreements in relation to a Project as may be agreed by each of the Company, each DayOne Company and an Additional Obligor (as applicable), and the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers).

“Service Agreements (DayOne Malaysia I)” means any service agreements in respect of a Project including but not limited to, any co-location service agreement(s) that DayOne Malaysia I has entered into with any Whitelist Offtaker and any guarantees issued in favour of DayOne Malaysia I under or pursuant to any such service agreements, and which expression includes any amendments and supplemental agreements entered into thereof.

“Service Agreements (DayOne Malaysia II)” means any service agreements in respect of a Project including but not limited to, any co-location service agreement(s) that DayOne Malaysia II has entered into with any Whitelist Offtaker and any guarantees issued in favour of DayOne Malaysia II under or pursuant to any such service agreements, and which expression includes any amendments and supplemental agreements entered into thereof.

“Service Agreements (DayOne Malaysia III)” means any service agreements in respect of a Project including but not limited to, any co-location service agreement(s) that DayOne Malaysia III has entered into with any Whitelist Offtaker and any guarantees issued in favour of DayOne Malaysia III under or pursuant to any such service agreements, and which expression includes any amendments and supplemental agreements entered into thereof.

“Share Charge” means the Malaysian law governed charge over shares made or to be made between the Company and the Security Agent, whereby the Company has charged or shall charge in favour of the Security Agent all of the issued shares of each of the DayOne Companies and if applicable, any Additional Obligor, held by the Company.

“Shared Security Documents” means:

(a)	the Completion and Cost Overrun Undertaking;

(b)	the Assignment Documents;

(c)	the Debentures;

(d)	the Share Charge;

(e)	the Land Charges;

(f)

any other document entered into by an Obligor creating or expressed to create any Security over all or any part of its assets in respect of the obligations of the Obligors under any of the Total Finance Documents; and

(g)	any other document designated as such by the Security Agent and the Company.

“Shared Security Property” means:

(a)	the Shared Transaction Security expressed to be granted in favour of the Security Agent as agent for the Total Secured Parties and all proceeds of that Shared Transaction Security;

(b)

all obligations expressed to be undertaken by an Obligor to pay amounts in respect of the Liabilities to the Security Agent as agent for the Total Secured Parties and secured by the Shared Transaction Security together with all representations and warranties expressed to be given by an Obligor in favour of the Security Agent as agent for the Secured Parties;

(c)

any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Total Finance Documents to hold as agent for the Total Secured Parties.

“Shared Transaction Security” means the Security created or evidenced or expressed to be created or evidenced under or pursuant to the Shared Security Documents.

“SIAC Rules” has the meaning given to such term in Clause 23.1 (Arbitration).

“Subsidiary” means, in relation to any company or corporation, a company or corporation:

(a)	which is controlled, directly or indirectly, by the first mentioned company or corporation;

(b)	more than half the issued equity share capital of which is beneficially owned, directly or indirectly, by the first mentioned company or corporation; or

(c)	which is a Subsidiary of another Subsidiary of the first mentioned company or corporation,

and for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty payable in connection with any failure to pay or any delay in paying any of the same).

“Total Facilities” means collectively, the BG Facilities, the Hedging Arrangements, the Murabahah Facility and the Offshore Facility or where the context so requires, any one of them or any part thereof.

“Total Finance Documents” means collectively, the Finance Documents – BG Facilities, the Finance Documents – Hedging Arrangements, the Finance Documents - Murabahah Facility and the Finance Documents – Offshore Facility, or where the context so requires, any one of them or any part thereof.

“Total Finance Parties” means collectively, the Finance Parties – BG Facilities, the Finance Parties – Hedging Arrangements, the Finance Parties – Murabahah Facility and the Finance Parties – Offshore Facility, but only if it is a Party or has acceded to this Deed, in the appropriate capacity, pursuant to Clause 13.4 (Total Finance Party Accession Undertaking) and references to “Total Finance Party” shall mean any one of them of any part thereof.

“Total Finance Party Accession Undertaking” means:

(a)	an undertaking substantially in the form set out in Schedule 3 (Form of Total Finance Party Accession Undertaking); or

(b)

a Transfer Certificate or Assignment Agreement (each as defined in the Common Terms Agreement) (provided that it contains an accession to this Deed which is substantially in the form set out in Schedule 3 (Form of Total Finance Party Accession Undertaking)).

“Total Financiers” means the Total Term Financiers, the BG Financiers and the Hedge Counterparties.

“Total Interest/Profit Rate/FX Hedging” means, at any time, the aggregate of each Hedge Counterparty’s Interest/Profit Rate/FX Hedging at that time (determined separately in respect of the particular type of hedging).

“Total Principal Outstandings” means, at any time, the aggregate of the principal amounts outstanding under the Offshore Facility and the Murabahah Facility.

“Total Secured Amounts” means collectively, the Secured Amounts – BG Facilities, the Secured Amounts – Hedging Arrangements, the Secured Amounts – Murabahah Facility and the Secured Amounts – Offshore Facility or where the context so requires, any one of them or any part thereof.

“Total Secured Parties” means any Receiver or Delegate and each of the Total Finance Parties from time to time, and references to “Total Secured Party” shall mean any one of them.

“Total Term Facilities” means the Offshore Facility and the Murabahah Facility.

“Total Term Facilities – Discharge Date” means the first date on which all the Secured Amounts – Total Term Facilities have been fully and finally discharged to the satisfaction of the Common Terms Agent, whether or not as the result of an enforcement, and the Total Term Financiers are under no further obligation to provide financial accommodation to any of the Obligors under any of the Finance Documents – Offshore Facility or the Finance Documents – Murabahah Facility.

“Total Term Financiers” means the Offshore Financiers and the Murabahah Financiers.

“Total Term Financier Acceleration Event” means the exercise by the Common Terms Agent of any of its rights under clause 18.14 (Acceleration) of the Common Terms Agreement.

“Trustees Act” means the Trustees Act 1967 of Singapore.

“US” means the United States of America.

“USD FSRA” means the USD-denominated finance service reserve account opened and maintained by the Company with the applicable Account Bank and designated as such.

“Whitelist Offtaker” means any of the following companies:

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

(f)	[***]

(g)	[***]

(h)	[***]

(i)	[***]

(j)	[***]

(k)	[***]

(l)	[***]

(m)	[***]

(n)	[***]

(o)	[***]

(p)	[***]

(q)	[***]

(r)	[***]

(s)	[***]

(t)	[***]

(u)	[***]

(v)	[***]

(w)	[***]

(x)	[***]

(y)	[***]; and

(z)

any other offtaker(s) with an aggregate capacity commitment not exceeding [***] of the total IT Load of the Projects, any other offtaker(s), provided that the aggregate capacity commitment of all offtakers falling within this item (z) does not exceed [***] of the total IT Load of the Projects (“Aggregate Offtaker Limit”), and provided further that if the aggregate capacity commitment of all such offtakers subsequently exceeds the Aggregate Offtaker Limit (whether as a result of an increase in the capacity commitment of an existing offtaker or the addition of a new offtaker), any such additional capacity commitment of any offtaker in excess of the Aggregate Offtaker Limit (“Exceeded Capacity”) will require the consent of the Majority Total Term Financiers. For the avoidance of doubt, all such offtakers will remain as Whitelist Offtakers in respect of their capacity commitments up to the Aggregate Offtaker Limit, and the requirement for consent from the Majority Total Term Financiers will pertain to the specific offtaker(s) Exceeded Capacity only, in each case, including any of their Affiliates, and any other companies as acceptable to the Majority Total Term Financiers.

1.2	Construction

(a)	Unless a contrary indication appears, a reference in this Deed to:

(i)

any “Mandated Lead Arranger”, “Joint Coordinator”, “Offshore Facility Agent”, “Murabahah Facility Agent”, “Common Terms Agent”, “BG Financier”, “Murabahah Financier”, “Offshore Financier”, “Hedge Counterparty”, “Party”, “Total Financier”, “Total Finance Party”, “Total Secured Party”, “Total Term Financier”, “Security Agent”, the “Company”, any “DayOne Company”, “DayOne Parent”, any “Obligor”, or any other Party shall be construed to be a reference to it in its capacity as such and not in any other capacity;

(ii)

any “Mandated Lead Arranger”, “Joint Coordinator”, “Total Finance Party”, “Obligor”, “Offshore Facility Agent”, “Murabahah Facility Agent”, “Common Terms Agent”, “Offshore Financier”, “Murabahah Financier”, “Hedge Counterparty”, “BG Financier”, “Party”, the “Security Agent” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Total Finance Documents and, in the case of the Security Agent, any person for the time being appointed as Security Agent or Security Agents in accordance with this Deed;

(iii)	an “amount” includes an amount of cash and an amount of Non-Cash Consideration;

(iv)	“assets” includes present and future properties, revenues and rights of every description;

(v)

a “Total Finance Document” or any other agreement or instrument is (other than a reference to a “Total Finance Document” or any other agreement or instrument in “original form”) a reference to that Total Finance Document, or other agreement or instrument, as amended, novated, supplemented, extended or restated as permitted by this Deed;

(vi)	a “distribution” of or out of the assets of an Obligor, includes a distribution of cash and a distribution of Non-Cash Consideration;

(vii)	“enforcing” (or any derivation) the Shared Transaction Security includes the appointment of an administrator (or any analogous officer in any jurisdiction) of an Obligor by the Security Agent;

(viii)	a “group of Total Finance Parties” includes all the Total Finance Parties;

(ix)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(x)	the “original form” of a “Total Finance Document” or any other agreement or instrument is a reference to that Total Finance Document, agreement or instrument as originally entered into;

(xi)

a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);

(xii)	“proceeds” of a Distressed Disposal includes proceeds in cash and in Non-Cash Consideration;

(xiii)

a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation; and

(xiv)	a provision of law is a reference to that provision as amended or re-enacted from time to time.

(b)	Section, Clause and Schedule headings are for ease of reference only.

(c)	A Default (other than an Event of Default) is “continuing” if it has not been remedied or waived and an Event of Default is “continuing” if it has not been waived.

1.3	Currency

In this Deed:

(a)	“RM” and “Ringgit Malaysia” denote lawful currency for the time being of Malaysia; and

(b)	“USD” and “US Dollar” denote lawful currency for the time being of the United States of America.

1.4	Third party rights

(a)

Unless expressly provided to the contrary in this Deed, a person who is not a Party (other than any Total Secured Party) has no right under the Contracts (Rights of Third Parties) Act 2001 of Singapore (the “CRTPA”) to enforce or to enjoy the benefit of any term of this Deed.

(b)	Notwithstanding any term of this Deed, the consent of any person who is not a Party is not required to rescind or vary this Deed at any time.

(c)

Any Receiver, Delegate or any other person described in Clause 12.10 (Exclusion of liability) may, subject to this Clause 1.4 and the CRTPA, rely on any Clause of this Deed which expressly confers rights on it.

1.5	Effect as a Deed

The Parties intend that this Deed takes effect as a deed notwithstanding a Party may have executed it under hand.

2.	RANKING AND PRIORITY

2.1	Total Finance Parties Liabilities

Each of the Parties agrees that the Secured Amounts – Murabahah Facility, the Secured Amounts – Offshore Facility, the Secured Amounts – Hedging Arrangements and the Secured Amounts – BG Facilities owed or due and payable by the Obligors to the Total Finance Parties shall rank pari passu in point of priority and security, and without any preference among them.

2.2	Shared Transaction Security

Each of the Parties agrees that the Shared Transaction Security shall rank and secure the Secured Amounts – Murabahah Facility, the Secured Amounts – Offshore Facility, the Secured Amounts – Hedging Arrangements and the Secured Amounts – BG Facilities on a pari passu basis and without preference among them.

3.	TOTAL TERM FACILITIES AND BG FACILITIES

3.1	Payment of Total Term Facilities and BG Facilities Liabilities

The Obligors may make Payments of the Liabilities in relation to the Total Term Facilities and the BG Facilities at any time in accordance with the relevant Total Finance Documents.

3.2	Amendments and Waivers: Total Term Financiers and BG Financiers

Subject to Clause 3.3 (Restriction on amendments and waivers: Total Term Facilities and BG Facilities guarantee), the Finance Parties – Total Term Facilities and the Finance Parties – BG Facilities may amend or waive the terms of the relevant Total Finance Documents in accordance with their terms (and subject to any consent required under them) at any time.

3.3	Restriction on amendments and waivers: Total Term Facilities and BG Facilities guarantees

The Finance Parties – Total Term Facilities and the Finance Parties – BG Facilities may not:

(a)	amend or waive the terms of the relevant Finance Documents – Total Term Facilities or Finance Documents – BG Facilities if the amendment or waiver:

(i)

would have the effect of changing, or relates to, the nature or scope of the guarantee and indemnity granted under clause 13 (Guarantee and Indemnity) of the Offshore Facility Agreement, clause 14 (Guarantee and Indemnity) of the Murabahah Facility Agreement or any guarantee provided by an Obligor in respect of the BG Facilities, unless expressly envisaged by the original form of a Finance Document – Total Term Facilities or Finance Document – BG Facilities; or

(ii)

relates to the release of any guarantee and indemnity granted under clause 13 (Guarantee and Indemnity) of the Offshore Facility Agreement, clause 14 (Guarantee and Indemnity) of the Murabahah Facility Agreement or any guarantee provided by an Obligor in respect of the BG Facilities unless expressly envisaged by the original form of a Finance Document – Total Term Facilities or Finance Document – BG Facilities,

unless the prior consent of the Hedge Counterparties is obtained; or

(b)

consent to the resignation of an Obligor which has granted a guarantee and indemnity under clause 13 (Guarantee and Indemnity) of the Offshore Facility Agreement, clause 14 (Guarantee and Indemnity) of the Murabahah Facility Agreement or any guarantee provided by an Obligor in respect of the BG Facilities unless each Hedge Counterparty has:

(i)	notified the Security Agent that no payment is due to it from that Obligor under that clause; or

(ii)	agreed to that consent being given.

3.4	Security: Finance Parties – Total Term Facilities and Finance Parties – BG Facilities

The Finance Parties – Total Term Facilities and the Finance Parties – BG Facilities may take, accept or receive the benefit of:

(a)

any Security in respect of the Secured Amounts – Total Term Facilities and the Secured Amounts – BG Facilities from any member of the Group in addition to the Shared Transaction Security which to the extent legally possible is, at the same time, also offered to the Security Agent as trustee for the other Total Secured Parties in respect of their Liabilities under the Total Finance Documents and ranks in the same order of priority and security as that contemplated in Clause 2.2 (Shared Transaction Security); and

(b)

any guarantee, indemnity or other assurance against loss in respect of the Secured Amounts – Total Term Facilities and the Secured Amounts – BG Facilities from any member of the Group in addition to those in:

(i)	the original form of a Finance Document – Total Term Facilities or Finance Document – BG Facilities;

(ii)	this Deed; or
(iii)	any Common Assurance,

if and to the extent legally possible, at the same time it is also offered to the other Total Secured Parties in respect of their Liabilities and ranks in the same order of priority and security as that contemplated in Clause 2 (Ranking and priority).

4.	HEDGING ARRANGEMENTS

4.1	Identity of Hedge Counterparties

No entity providing hedging arrangements shall be entitled to share in any of the Shared Transaction Security or in the benefit of any guarantee or indemnity in respect of any of the liabilities and obligations arising in relation to those hedging arrangements nor shall those liabilities and obligations be treated as Secured Amounts – Hedging Arrangements unless those hedging arrangements are provided to the Company and/or a DayOne Company by a bank or financial institution that is an Original Hedge Counterparty, an Affiliate of an Original Hedge Counterparty, an Accordion Financier or an Affiliate of an Accordion Financier, under any Hedging Agreement and that entity is or becomes:

(a)	a Party as a Hedge Counterparty; and

(b)

in respect of a Hedging Arrangement in relation to hedging of exposures to fluctuations of interest rate, currency exchange rates and profit rate in respect of the Offshore Facility or the Murabahah Facility, a party to the relevant Facility Agreement as a Hedge Counterparty.

4.2	Restriction on Payment: Hedging Arrangements Liabilities

The Obligors shall not make any Payment of the Liabilities in relation to the Hedging Arrangements at any time unless:

(a)	that Payment is permitted under Clause 4.3 (Permitted Payments: Hedging Arrangements Liabilities); or

(b)	the taking or receipt of that Payment is permitted under schedule 12 (Hedging Provisions) of the Common Terms Agreement.

4.3	Permitted Payments: Hedging Arrangements Liabilities

(a)

Subject to paragraph (b) below, the Company or a DayOne Company may make Payments of the Liabilities in relation to the Hedging Arrangements then due and payable to that Hedge Counterparty under any Hedging Agreement in accordance with the terms of that Hedging Agreement:

(i)

if the Payment is a scheduled Payment arising under the relevant Hedging Agreement (or another ordinary course payment under a Hedging Agreement, including any payment in relation to fees, costs and expenses);

(ii)

to the extent that the relevant Obligor’s obligation to make the Payment arises as a result of the operation of any of sections 2(d) (Deduction or Withholding for Tax), 8(a) (Payment in the Contractual Currency), 8(b) (Judgments), 9(h)(i) (Prior to Early Termination) and 11 (Expenses) of the 2002 ISDA Master Agreement;

(iii)	to the extent that the relevant Obligor’s obligation to make the Payment arises from a Non-Credit Related Close-Out;

(iv)	to the extent that:

(A)	the relevant Obligor’s obligation to make the Payment arises from:

(1)	a Credit Related Close-Out in relation to that Hedging Agreement; or

(2)	a Permitted Automatic Early Termination under that Hedging Agreement which arises as a result of an event relating to an Obligor; and

(B)	no Event of Default is continuing at the time of that Payment or would result from that Payment;

(v)

to the extent that no Event of Default is continuing or would result from that Payment and the relevant Obligor’s obligation to make the Payment arises as a result of a close-out or termination arising as a result of:

(A)

section 5(a)(vii) (Bankruptcy) of the 2002 ISDA Master Agreement and the Event of Default (as defined in the relevant Hedging Agreement) has occurred with respect to the relevant Hedge Counterparty; or

(B)

the relevant Obligor terminating or closing-out the relevant Hedging Agreement as a result of a Hedging Force Majeure and the Termination Event (as defined in the relevant Hedging Agreement) has occurred with respect to the relevant Hedge Counterparty; or

(vi)	if the relevant Majority Total Term Financiers and Hedge Counterparties give prior consent to the Payment being made.

(b)

No Payment may be made to a Hedge Counterparty under paragraph (a) above if any scheduled Payment due from that Hedge Counterparty to the Company or a DayOne Company under a Hedging Agreement to which they are both party is due and payable but unpaid unless, the prior consent of the relevant Majority Total Term Financiers and Hedge Counterparties is obtained.

(c)

Failure by the Company or a DayOne Company to make a Payment to a Hedge Counterparty which results solely from the operation of paragraph (b) above shall, without prejudice to Clause 4.4 (Payment obligations continue), not result in a default (however described) in respect of that Obligor under that Hedging Agreement.

4.4	Payment obligations continue

The Company and each DayOne Company shall not be released from its primary liability and no other Obligor shall be released from any guarantee liability to make any Payment (including of default interest/ta’widh (compensation) (as applicable)), which shall continue to accrue in accordance with the terms of the relevant Hedging Agreement) under any Hedging Agreement or other Finance Documents – Hedging Arrangements under which such liabilities arise by the operation of Clauses 4.2 (Restriction on Payment: Hedging Arrangements Liabilities) and 4.3 (Permitted Payments: Hedging Arrangements Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

4.5	Amendments and Waivers: Hedging Agreements

(a)	Subject to paragraph (b) below, the Hedge Counterparties may not, at any time, amend or waive any term of the Hedging Agreements.

(b)	A Hedge Counterparty may amend or waive any term of a Hedging Agreement in accordance with the terms of that Hedging Agreement if:

(i)	that amendment or waiver is administrative and mechanical in nature and does not give rise to a conflict with any provision of this Deed, the Common Terms Agreement or a Facility Agreement;

(ii)	that amendment or waiver does not breach another term of this Deed, the Common Terms Agreement or a Facility Agreement;

(iii)	that amendment or waiver would not result in any Hedging Agreement ceasing to comply with the requirements of schedule 12 (Hedging Provisions) of the Common Terms Agreement; or

(iv)	the prior written consent of the Majority Total Term Financiers has been obtained.

4.6	Security: Hedge Counterparties

The Hedge Counterparties may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss from the Company, any DayOne Company or any Obligor in respect of the Secured Amounts – Hedging Arrangements other than:

(a)	the Shared Transaction Security;

(b)	any guarantee, indemnity or other assurance against loss contained in:

(i)	the original form of a Facility Agreement;

(ii)	this Deed;

(iii)	any Common Assurance; or

(iv)	the relevant Hedging Agreement no greater in extent than any of those referred to in paragraphs (i) to (iii) above;

(c)	as otherwise contemplated by Clause 3.4 (Security: Finance Parties – Total Term Facilities and Finance Parties – BG Facilities); and

(d)	the indemnities contained in the ISDA Master Agreements.

4.7	Restriction on Enforcement: Hedge Counterparties

Subject to Clause 4.8 (Permitted Enforcement: Hedge Counterparties) and Clause 4.9 (Required Enforcement: Hedge Counterparties) and without prejudice to each Hedge Counterparty’s rights under Clauses 8.1 (Enforcement Instructions) and Clause 8.2 (Manner of Enforcement), the Hedge Counterparties shall not take any Enforcement Action in respect of any of the Secured Amounts – Hedging Arrangements or any of the hedging transactions under any of the Hedging Agreements at any time.

4.8	Permitted Enforcement: Hedge Counterparties

The provisions as set out under paragraph 4 (Restrictions on enforcement by the Hedge Counterparties) of schedule 12 (Hedging Provisions) of the Common Terms Agreement shall apply as if set out in full herein mutatis mutandis save that references to “this Agreement” shall be construed as reference to “this Deed”.

4.9	Required Enforcement: Hedge Counterparties

A Hedge Counterparty shall promptly terminate or close-out in full any hedging transaction under all or any of the Hedging Agreements to which it is party prior to their stated maturity, following:

(i)	the occurrence of a Total Term Financier Acceleration Event and delivery to it of a notice from the Security Agent that that Total Term Financier Acceleration Event has occurred; and

(ii)	delivery to it of a subsequent notice from the Security Agent (acting on the instructions of the Instructing Group) instructing it to do so.

4.10	Treatment of Payments due to Obligors on termination of hedging transactions

(a)

If, on termination of any hedging transaction under any Hedging Agreement occurring after a Distress Event, an early termination amount, settlement amount or other amount (following the application of any Close-Out Netting or Payment Netting in respect of that Hedging Agreement) falls due from a Hedge Counterparty to the Company or a DayOne Company then that amount shall be paid by that Hedge Counterparty to the Security Agent, treated as the proceeds of enforcement of the Shared Transaction Security and applied in accordance with the terms of this Deed.

(b)

The payment of that amount by the Hedge Counterparty to the Security Agent in accordance with paragraph (a) above shall discharge the Hedge Counterparty’s obligation to pay that amount to that Obligor.

5.	EFFECT OF INSOLVENCY EVENT

5.1	Distributions

(a)

After the occurrence of an Insolvency Event in relation to any Obligor, any Party entitled to receive a distribution out of the assets of that Obligor in respect of Liabilities owed or due and payable to that Party shall, to the extent it is able to do so, direct the person responsible for the distribution of the assets of that Obligor to make that distribution to the Security Agent (or to such other person as the Security Agent shall direct) until the Total Secured Amounts owing or due and payable to the Total Secured Parties have been paid in full.

(b)	The Security Agent shall apply distributions made to it under paragraph (a) above in accordance with Clause 10 (Application of Proceeds).

5.2	Set-Off

(a)

Subject to paragraph (b) below, to the extent that any Obligor’s Liabilities are discharged by way of set-off (mandatory or otherwise) after the occurrence of an Insolvency Event in relation to that Obligor, any Total Finance Party which benefited from that set-off shall pay an amount equal to the amount of the Liabilities owed or due and payable to it which are discharged by that set-off to the Security Agent for application in accordance with Clause 10 (Application of Proceeds).

(b)	Paragraph (a) above shall not apply to:

(i)	any Close-Out Netting by a Hedge Counterparty; and

(ii)	any Payment Netting by a Hedge Counterparty.

5.3	Non-cash distributions

If the Security Agent or any other Total Secured Party receives a distribution in the form of Non-Cash Consideration in respect of any of the Total Secured Amounts (other than any distribution of Non-Cash Recoveries), the Total Secured Amounts will not be reduced by that distribution until and except to the extent that the realisation proceeds are actually applied towards the Total Secured Amounts.

5.4	Filing of claims

After the occurrence of an Insolvency Event in relation to any Obligor, each Total Finance Party irrevocably authorises the Security Agent, on its behalf, to:

(a)	take any Enforcement Action (in accordance with the terms of this Deed) against that Obligor;

(b)	demand, sue, prove and give receipt for any or all of that Obligor’s Liabilities;

(c)	collect and receive all distributions on, or on account of, any or all of that Obligor’s Liabilities; and

(d)	file claims, take proceedings and do all other things the Security Agent considers reasonably necessary to recover that Obligor’s Liabilities.

5.5	Further assurance – Insolvency Event

Each Total Finance Party will:

(a)	do all things that the Security Agent requests in order to give effect to this Clause 5; and

(b)

if the Security Agent is not entitled to take any of the actions contemplated by this Clause 5 or if the Security Agent requests that a Total Finance Party take that action, undertake that action itself in accordance with the instructions of the Security Agent or grant a power of attorney to the Security Agent (on such terms as the Security Agent may reasonably require) to enable the Security Agent to take such action.

5.6	Security Agent instructions

For the purposes of Clause 5.1 (Distributions), Clause 5.4 (Filing of claims) and Clause 5.5 (Further assurance – Insolvency Event) the Security Agent shall:

(a)	act on the instructions of the group of Total Finance Parties entitled, at that time, to give instructions under Clause 8.1 (Enforcement Instructions) or Clause 8.2 (Manner of enforcement); or

(b)	in the absence of any such instructions, act (or refrain from acting) as the Security Agent sees fit.

6.	TURNOVER OF RECEIPTS

6.1	Turnover by the Total Finance Parties

Subject to Clause 6.2 (Exclusions) and to Clause 6.3 (Permitted assurance and receipts), if at any time prior to the Discharge Date, any Total Finance Party receives or recovers from any Obligor:

(a)	any Payment or distribution of, or on account of or in relation to, any of the Liabilities which is neither:

(i)	a Permitted Payment; nor

(ii)	made in accordance with Clause 10 (Application of Proceeds);

(b)	other than where paragraph (a) of Clause 5.2 (Set-Off) applies, any amount by way of set-off in respect of any of the Liabilities owed to it which does not give effect to a Permitted Payment;

(c)	notwithstanding paragraphs (a) and (b) above, and other than where paragraph (a) of Clause 5.2 (Set-Off) applies, any amount:

(i)	on account of, or in relation to, any of the Liabilities:

(A)	after the occurrence of a Distress Event; or

(B)	as a result of any other litigation or proceedings against an Obligor (other than after the occurrence of an Insolvency Event in respect of that Obligor); or

(ii)	by way of set-off in respect of any of the Liabilities owed or due and payable to it after the occurrence of a Distress Event,

other than, in each case, any amount received or recovered in accordance with Clause 10 (Application of Proceeds);

(d)	the proceeds of any enforcement of any Shared Transaction Security except in accordance with Clause 10 (Application of Proceeds); or

(e)

other than where paragraph (a) of Clause 5.2 (Set-Off) applies, any distribution or Payment of, or on account of or in relation to, any of the Liabilities owed by any Obligor which is not in accordance with Clause 10 (Application of Proceeds) and which is made as a result of, or after, the occurrence of an Insolvency Event in respect of that Obligor, that Total Finance Party will:

(i)	in relation to receipts and recoveries not received or recovered by way of set-off:

(A)

hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Agent and promptly pay or distribute that amount to the Security Agent for application in accordance with the terms of this Deed; and

(B)

promptly pay or distribute an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security Agent for application in accordance with the terms of this Deed; and

(ii)

in relation to receipts and recoveries received or recovered by way of set-off, promptly pay an amount equal to that recovery to the Security Agent for application in accordance with the terms of this Deed.

6.2	Exclusions

Clause 6.1 (Turnover by the Total Finance Parties) shall not apply to any receipt or recovery:

(a)	by way of:

(i)	Close-Out Netting by a Hedge Counterparty; or

(ii)	Payment Netting by a Hedge Counterparty; or

(b)	made in accordance with Clause 11 (Equalisation).

6.3	Permitted assurance and receipts

This Deed shall not restrict the ability of any Total Finance Party to:

(a)

arrange with any person which is not an Obligor any assurance against loss in respect of, or reduction of its credit exposure to, an Obligor (including assurance by way of credit based derivative or sub-participation); or

(b)	make any assignment or transfer permitted by Clause 13 (Changes to the Parties),

which is permitted by a Facility Agreement or the Common Terms Agreement or the BG Letters of Offer, and that Total Finance Party shall not be obliged to account to any other Party for any sum received by it as a result of that action.

6.4	Amounts received by Obligors

If any of the Obligors receives or recovers any amount which, under the terms of any of the Total Finance Documents, should have been paid to the Security Agent, that Obligor will:

(a)

hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Agent and promptly pay that amount to the Security Agent for application in accordance with the terms of this Deed; and

(b)	promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security Agent for application in accordance with the terms of this Deed.

6.5	Saving provision

If, for any reason, any of the trusts expressed to be created in this Clause 6 should fail or be unenforceable, the affected Total Finance Party or Obligor will promptly pay or distribute an amount equal to that receipt or recovery to the Security Agent to be held on trust by the Security Agent for application in accordance with the terms of this Deed.

6.6	Turnover of Non-Cash Consideration

For the purposes of this Clause 6, if any Total Finance Party receives or recovers any amount or distribution in the form of Non-Cash Consideration which is subject to Clause 6.1 (Turnover by the Total Finance Parties) the cash value of that Non-Cash Consideration shall be determined in accordance with Clause 9.2 (Cash value of Non-Cash Recoveries).

7.	REDISTRIBUTION

7.1	Recovering Total Finance Party’s rights

(a)

Any amount paid or distributed by a Total Finance Party (a “Recovering Total Finance Party”) to the Security Agent under Clause 5 (Effect of Insolvency Event) or Clause 6 (Turnover of receipts) shall be treated as having been paid or distributed by the relevant Obligor and shall be applied by the Security Agent in accordance with Clause 10 (Application of Proceeds).

(b)

On an application by the Security Agent pursuant to Clause 10 (Application of Proceeds) of a Payment or distribution received by a Recovering Total Finance Party from an Obligor, as between the relevant Obligor and the Recovering Total Finance Party an amount equal to the amount received or recovered by the Recovering Total Finance Party and paid or distributed to the Security Agent by the Recovering Total Finance Party (the “Shared Amount”) will be treated as not having been paid or distributed by that Obligor.

7.2	Reversal of redistribution

(a)

If any part of the Shared Amount received or recovered by a Recovering Total Finance Party becomes payable, repayable or returnable to an Obligor and is paid, repaid or returned by that Recovering Total Finance Party to that Obligor, then:

(i)

each Party that received any part of that Shared Amount pursuant to an application by the Security Agent of that Shared Amount under Clause 7.1 (Recovering Total Finance Party’s rights) (a “Sharing Party”) shall, upon request of the Security Agent, pay or distribute to the Security Agent for the account of that Recovering Total Finance Party an amount equal to the appropriate part of its share of the Shared Amount (together with an amount as is necessary to reimburse that Recovering Total Finance Party for its proportion of any interest/profit on the Shared Amount which that Recovering Total Finance Party is required to pay) (the “Redistributed Amount”); and

(ii)	as between the relevant Obligor and each relevant Sharing Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid or distributed by that Obligor.

(b)

The Security Agent shall not be obliged to pay or distribute any Redistributed Amount to a Recovering Total Finance Party under Clause 7.2(a)(i) above until it has been able to establish to its satisfaction that it has actually received that Redistributed Amount from the relevant Sharing Party.

8.	ENFORCEMENT OF SHARED TRANSACTION SECURITY

8.1	Enforcement Instructions

(a)	The Security Agent may refrain from enforcing the Shared Transaction Security unless instructed otherwise by the Instructing Group.

(b)	Subject to the Shared Transaction Security having become enforceable in accordance with its terms, the Instructing Group may instruct the Security Agent to enforce the Shared Transaction Security.

(c)	The Security Agent is entitled to rely on and comply with instructions given in accordance with this Clause 8.1.

8.2	Manner of enforcement

If the Shared Transaction Security is being enforced pursuant to Clause 8.1 (Enforcement Instructions), the Security Agent shall enforce the Shared Transaction Security in such manner (including, without limitation, the selection of any administrator (or any analogous officer in any jurisdiction) of any Obligor to be appointed by the Security Agent) as the Instructing Group shall instruct or, in the absence of any such instructions, as the Security Agent considers in its discretion to be appropriate.

8.3	Exercise of voting rights

(a)

Each Total Financier will cast its vote in any proposal put to the vote by or under the supervision of any judicial or supervisory authority in respect of any insolvency, pre-insolvency or rehabilitation or similar proceedings relating to any Obligor as instructed by the Security Agent.

(b)	The Security Agent shall give instructions for the purposes of paragraph (a) above in accordance with any instructions given to it by the Instructing Group.

8.4	Waiver of rights

To the extent permitted under applicable law and subject to Clause 8.1 (Enforcement Instructions), Clause 8.2 (Manner of enforcement) and Clause 10 (Application of Proceeds), each of the Total Secured Parties and the Obligors waives all rights it may otherwise have to require that the Shared Transaction Security be enforced in any particular order or manner or at any particular time or that any amount received or recovered from any person, or by virtue of the enforcement of any of the Shared Transaction Security or of any other security interest, which is capable of being applied in or towards discharge of any of the Total Secured Amounts is so applied.

8.5	Enforcement through Security Agent only

The Total Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Shared Transaction Security or to exercise any right, power, authority or discretion arising under the Shared Security Documents except through the Security Agent.

9.	NON-CASH RECOVERIES

9.1	Security Agent and Non-Cash Recoveries

To the extent the Security Agent receives or recovers any Non-Cash Recoveries, it may (acting on the instructions of the Instructing Group) but without prejudice to its ability to exercise discretion under Clause 10.2 (Prospective liabilities)):

(a)	distribute those Non-Cash Recoveries pursuant to Clause 10 (Application of Proceeds) as if they were Cash Proceeds;

(b)	hold, manage, exploit, collect, realise and dispose of those Non-Cash Recoveries; and

(c)	hold, manage, exploit, collect, realise and distribute any resulting Cash Proceeds.

9.2	Cash value of Non-Cash Recoveries

(a)

The cash value of any Non-Cash Recoveries shall be determined by reference to a valuation obtained by the Security Agent from a Financial Adviser appointed by the Security Agent taking into account any notional conversion made pursuant to Clause 10.3 (Currency conversion).

(b)

If any Non-Cash Recoveries are distributed pursuant to Clause 10 (Application of Proceeds), the extent to which such distribution is treated as discharging the Liabilities shall be determined by reference to the cash value of those Non-Cash Recoveries determined pursuant to paragraph (a) above.

9.3	Facility Agents, BG Financiers and Non-Cash Recoveries

(a)

Subject to paragraph (b) below and to Clause 9.4 (Alternative to Non-Cash Consideration), if, pursuant to Clause 10.1 (Order of application), the Common Terms Agent, the Offshore Facility Agent, the Murabahah Facility Agent or a BG Financier receives Non-Cash Recoveries for application towards the discharge of any Liabilities, that it shall apply those Non-Cash Recoveries in accordance with the Common Terms Agreement, the relevant Facility Agreement or the relevant BG Letter of Offer (as the case may be) as if they were Cash Proceeds.

(b)	The Common Terms Agent (acting on the instruction of the Majority Total Term Financiers), the Offshore Facility Agent, the Murabahah Facility Agent or a BG Financier may:

(i)

use any reasonably suitable method of distribution, as it may determine in its discretion, to distribute those Non-Cash Recoveries in the order of priority that would apply under the Common Terms Agreement, the relevant Facility Agreement or BG Letter of Offer (as the case may be) if those Non-Cash Recoveries were Cash Proceeds;

(ii)	hold any Non-Cash Recoveries through another person; and

(iii)

hold any amount of Non-Cash Recoveries for so long as the Common Terms Agent (acting on the instruction of the Majority Total Term Financiers), that Facility Agent or BG Financier shall think fit for later application pursuant to paragraph (a) above.

9.4	Alternative to Non-Cash Consideration

(a)

If any Non-Cash Recoveries are to be distributed pursuant to Clause 10 (Application of Proceeds), the Security Agent shall (prior to that distribution and taking into account the Liabilities then outstanding and the cash value of those Non-Cash Recoveries) notify the Total Finance Parties entitled to receive those Non-Cash Recoveries pursuant to that distribution (the “Entitled Finance Parties”).

(b)	If:

(i)	it would be unlawful for an Entitled Finance Party to receive such Non-Cash Recoveries (or it would otherwise conflict with that Entitled Finance Party’s constitutional documents for it to do so); and

(ii)	that Entitled Finance Party promptly so notifies the Security Agent and supplies such supporting evidence as the Security Agent may reasonably require,

that Finance Party shall be a “Cash Only Finance Party” and the Non-Cash Recoveries to which it is entitled shall be “Retained Non-Cash”.

(c)	To the extent that, in relation to any distribution of Non-Cash Recoveries, there is a Cash Only Finance Party:

(i)

the Security Agent shall not distribute any Retained Non-Cash to that Cash Only Finance Party (or to any Facility Agent on behalf of that Cash Only Finance Party) but shall otherwise treat the Non-Cash Recoveries in accordance with this Deed;

(ii)

if that Cash Only Finance Party is a Total Term Financier the Security Agent shall notify the relevant Facility Agent of that Cash Only Finance Party’s identity and its status as a Cash Only Finance Party; and

(iii)	to the extent notified pursuant to paragraph (ii) above, no Facility Agent shall distribute any of those Non-Cash Recoveries to that Cash Only Finance Party.

(d)

Subject to Clause 9.5 (Security Agent protection), the Security Agent shall hold any Retained Non-Cash and shall, acting on the instructions of the Cash Only Finance Party entitled to it, manage, exploit, collect, realise and dispose of that Retained Non-Cash for cash consideration and shall distribute any Cash Proceeds of that Retained Non-Cash to that Cash Only Finance Party in accordance with Clause 10 (Application of Proceeds).

(e)

On any such distribution of Cash Proceeds which are attributable to a disposal of any Retained Non-Cash, the extent to which such distribution is treated as discharging the Liabilities due to the relevant Cash Only Finance Party shall be determined by reference to:

(i)

the valuation which determined the extent to which the distribution of the Non-Cash Recoveries to the other Entitled Finance Parties discharged the Liabilities due to those Entitled Finance Parties; and

(ii)	the Retained Non Cash to which those Cash Proceeds are attributable.

9.5	Security Agent protection

(a)

No Distressed Disposal may be made in whole or part for Non-Cash Consideration if the Security Agent has reasonable grounds for believing that its receiving, distributing, holding, managing, exploiting, collecting, realising or disposing of that Non-Cash Consideration would have an adverse effect on it.

(b)

If Non-Cash Consideration is distributed to the Security Agent pursuant to Clause 6.1 (Turnover by the Total Finance Parties) the Security Agent may, at any time after notifying the Total Finance Parties entitled to that Non-Cash Consideration and notwithstanding any instruction from a Total Finance Party or group of Total Finance Parties pursuant to the terms of any Total Finance Document, immediately realise and dispose of that Non-Cash Consideration for cash consideration (and distribute any Cash Proceeds of that Non-Cash Consideration to the relevant Creditors in accordance with Clause 10 (Application of Proceeds)) if the Security Agent has reasonable grounds for believing that holding, managing, exploiting or collecting that Non-Cash Consideration would have an adverse effect on it.

If the Security Agent holds Retained Non-Cash for a Cash Only Finance Party (each as defined in Clause 9.4 (Alternative to Non-Cash Consideration)) the Security Agent may at any time, after notifying that Cash Only Finance Party and notwithstanding any instruction from a Total Finance Party or group of Total Finance Parties pursuant to the terms of any Total Finance Document, immediately realise and dispose of that Retained Non-Cash for cash consideration (and distribute any Cash Proceeds of that Retained Non-Cash to that Cash Only Finance Party in accordance with Clause 10 (Application of Proceeds)) if the Security Agent has reasonable grounds for believing that holding, managing, exploiting or collecting that Retained Non-Cash would have an adverse effect on it.

10.	APPLICATION OF PROCEEDS

10.1	Order of application

Subject to Clause 10.2 (Prospective liabilities), all amounts from time to time received or recovered by the Security Agent pursuant to the terms of any Total Finance Document or in connection with the realisation or enforcement of all or any part of the Shared Transaction Security (for the purposes of this Clause 10, the “Recoveries”) shall be held by the Security Agent on trust to apply them at any time as the Security Agent (acting on the instructions of the Instructing Group) sees fit, to the extent permitted by applicable law (and subject to the provisions of this Clause 10), in the following order of priority:

(a)	in discharging any sums owing or due and payable to the Security Agent, any Receiver or any Delegate;

(b)

in discharging all costs and expenses incurred by any Total Finance Party in connection with any realisation or enforcement of the Shared Transaction Security taken in accordance with the terms of this Deed or any action taken at the request of the Security Agent under Clause 5.5 (Further assurance – Insolvency Event);

(c)	in payment or distribution to:

(i)	the Common Terms Agent on behalf of the Murabahah Facility Agent (for and on behalf of the Murabahah Financiers) and the Offshore Facility Agent (for and on behalf of the Offshore Financiers);

(ii)	the Hedge Counterparties; and

(iii)	the BG Financiers,

for application towards the discharge of the Secured Amounts – Murabahah Facility, the Secured Amounts – Offshore Facility, the Secured Amounts – Hedging Arrangements and the Secured Amounts – BG Facilities, on a pro rata basis between paragraph (i), paragraph (ii) and paragraph (iii) above.

(d)

if none of the Obligors is under any further actual or contingent liability under any Total Finance Document, in payment or distribution to any person to whom the Security Agent is obliged to pay or distribute in priority to any Obligor; and

(e)	the balance, if any, in payment or distribution to the relevant Obligor.

10.2	Prospective liabilities

Following a Distress Event the Security Agent may, in its discretion:

(a)

hold any amount of the Recoveries which is in the form of cash, and any cash which is generated by holding, managing, exploiting, collecting, realising or disposing of any Non-Cash Consideration, in one or more non-interest/profit bearing suspense or impersonal accounts in the name of the Security Agent with such financial institution (including itself) as the Security Agent shall think fit; and

(b)	hold, manage, exploit, collect and realise any amount of the Recoveries which is in the form of Non-Cash Consideration,

in each case for so long as the Security Agent shall think fit for later application under Clause 10.1 (Order of application) in respect of:

(i)	any sum to any Security Agent, any Receiver or any Delegate; and

(ii)	any part of the Relevant Liabilities,

that the Security Agent reasonably considers, in each case, might become due or owing at any time in the future.

10.3	Currency conversion

(a)	For the purpose of, or pending the discharge of, any of the Total Secured Amounts the Security Agent may:

(i)	convert any moneys received or recovered by the Security Agent from one currency to another, at the Security Agent’s Spot Rate of Exchange; and

(ii)	notionally convert the valuation provided in any opinion or valuation from one currency to another, at the Security Agent’s Spot Rate of Exchange.

(b)	The obligations of any Obligor to pay in the due currency shall only be satisfied:

(i)	in the case of paragraph (a)(i) above, to the extent of the amount of the due currency purchased after deducting the costs of conversion; and

(ii)	in the case of paragraph (a)(ii) above, to the extent of the amount of the due currency which results from the notional conversion referred to in that paragraph.

10.4	Permitted Deductions

The Security Agent shall be entitled, in its discretion, (a) to set aside by way of reserve amounts required to meet and (b) to make and pay, any deductions and withholdings (on account of Taxes or otherwise) which it is or may be required by any law or regulation to make from any distribution or payment made by it under this Deed, and to pay all Taxes which may be assessed against it in respect of any of the Secured Assets, or as a consequence of performing its duties or exercising its rights, powers, authorities and discretions, or by virtue of its capacity as Security Agent under any of the Total Finance Documents or otherwise (other than in connection with its remuneration for performing its duties under this Deed).

10.5	Good Discharge

(a)	Any distribution or payment to be made in respect of the Total Secured Amounts by the Security Agent shall be made directly to:

(i)	the Common Terms Agent on behalf of the Murabahah Facility Agent (for and on behalf of the Murabahah Financiers) and the Offshore Facility Agent (for and on behalf of the Offshore Financiers);

(ii)	the Hedge Counterparties; or

(iii)	the BG Financiers.

(b)	Any distribution or payment made as described in paragraph (a) above shall be a good discharge, to the extent of that payment or distribution, by the Security Agent:

(i)	in the case of a payment made in cash, to the extent of that payment; and

(ii)	in the case of a distribution of Non-Cash Recoveries, as determined by Clause 9.2 (Cash value of Non-Cash Recoveries).

(c)

The Security Agent is under no obligation to make the payments to the Common Terms Agent, the Hedge Counterparties or the BG Financiers under paragraph (a) above in the same currency as that in which the Liabilities owing to the relevant Total Finance Party are denominated pursuant to the relevant Total Finance Document.

10.6	Calculation of Amounts

For the purpose of calculating any person’s share of any amount payable to or by it, the Security Agent shall be entitled to:

(a)

notionally convert the Liabilities owed or due and payable to any person into a common base currency (decided in its discretion by the Security Agent), that notional conversion to be made at the spot rate at which the Security Agent is able to purchase the notional base currency with the actual currency of the Liabilities owed or due and payable to that person at the time at which that calculation is to be made; and

(b)

assume that all amounts received or recovered as a result of the enforcement or realisation of the Shared Security Property are applied in discharge of the Liabilities in accordance with the terms of the Total Finance Documents under which those Liabilities have arisen.

11.	EQUALISATION

11.1	Equalisation Definitions

For the purposes of this Clause 11:

“Enforcement Date” means the first date (if any) on which a Total Finance Party takes enforcement action of the type described in paragraphs (a)(i), (a)(iii), (a)(iv) or (c) of the definition of “Enforcement Action” in accordance with the terms of this Deed.

“Exposure” means:

(a)

in relation to a Total Term Financier, the aggregate amount of its participation (if any, and without double counting) in the Total Principal Outstandings at the Enforcement Date (on the basis that all contingent liabilities which have become actual liabilities since the Enforcement Date to have been actual liabilities at the Enforcement Date (but not including, for these purposes only, any interest/profit that would have accrued from the Enforcement Date to the date of actual maturity in respect of those liabilities);

(b)	in relation to a Hedge Counterparty:

(i)

if that Hedge Counterparty has terminated or closed out any hedging transaction under any Hedging Agreement in accordance with the terms of this Deed on or prior to the Enforcement Date, the amount, if any, payable to it under that Hedging Agreement in respect of that termination or close-out as of the date of termination or close-out (taking into account any interest/profit accrued on that amount) to the extent that amount is unpaid at the Enforcement Date (that amount to be certified by the relevant Hedge Counterparty and as calculated in accordance with the relevant Hedging Agreement); and

(ii)

if that Hedge Counterparty has not terminated or closed out any hedging transaction under any Hedging Agreement on or prior to the Enforcement Date, the amount, if any, which would be payable to it under that Hedging Agreement in respect of that hedging transaction if the Enforcement Date was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Obligor is the Defaulting Party (as defined in the relevant ISDA Master Agreement), and such amount shall be certified by the relevant Hedge Counterparty and as calculated in accordance with the relevant Hedging Agreement; and

(c)

in relation to a BG Financier, the aggregate amount of its participation (if any, and without double counting) in the Outstanding BG at the Enforcement Date (assuming all contingent liabilities which have become actual liabilities since the Enforcement Date to have been actual liabilities at the Enforcement Date (but not including, for these purposes only, any interest/profit, commission or charges that would have accrued from the Enforcement Date to the date of actual maturity in respect of those liabilities)).

11.2	Implementation of equalisation

(a)	The provisions of this Clause 11 shall be applied at such time or times after the Enforcement Date as the Security Agent shall consider appropriate.

(b)

Without prejudice to the generality of paragraph (a) above, if the provisions of this Clause 11 have been applied before all the Liabilities have matured and/or been finally quantified, the Security Agent may elect to re-apply those provisions on the basis of revised Exposures and the relevant Total Finance Parties shall make appropriate adjustment payments amongst themselves.

11.3	Equalisation

If, for any reason, any Liabilities remain unpaid after the Enforcement Date and the resulting losses are not borne by the relevant Total Financiers in the proportions which their respective Exposures at the Enforcement Date bore to the aggregate Exposures of all the relevant Total Financiers at the Enforcement Date, the relevant Total Financiers will make such payments amongst themselves as the Security Agent shall require to put the relevant Total Financiers in such a position that (after taking into account such payments) those losses are borne in those proportions.

11.4	Notification of Exposure

Before each occasion on which it intends to implement the provisions of this Clause 11, the Security Agent shall send notice to the Common Terms Agent, the Offshore Facility Agent, the Murabahah Facility Agent, each Hedge Counterparty and BG Financier requesting that it notify it of, respectively, its Exposure and that of each Total Term Financier (if any).

11.5	Default in payment

If a Total Finance Party fails to make a payment due from it under this Clause 11, the Security Agent shall be entitled (but not obliged) to take action on behalf of the other Total Finance Parties to whom such payment was to be redistributed (subject to being indemnified to its satisfaction by such Total Finance Parties in respect of costs) but shall have no liability or obligation towards such Total Finance Parties or any other Total Finance Party as regards such default in payment and any loss suffered as a result of such default shall lie where it falls.

12.	THE SECURITY AGENT

12.1	Security Agent as trustee

(a)	The Security Agent declares that it holds the Shared Security Property on trust for the Total Secured Parties on the terms contained in this Deed.

(b)

Each of the Total Finance Parties authorises the Security Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Security Agent under or in connection with the Total Finance Documents together with any other incidental rights, powers, authorities and discretions.

12.2	Instructions

(a)	The Security Agent shall:

(i)

subject to paragraphs (d) and (e) below, exercise or refrain from exercising any right, power, authority or discretion vested in it as Security Agent in accordance with any instructions given to it by the Instructing Group; and

(ii)

not be liable for any act (or omission) if it acts (or refrain from acting) in accordance with paragraph (i) above (or, if this Deed stipulates the matter is a decision for any other Total Finance Party or group of Total Finance Parties, in accordance with instructions given to it by that Total Finance Party or group of Total Finance Parties).

(b)

The Security Agent shall be entitled to request instructions, or clarification of any instruction, from the Instructing Group as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Security Agent may refrain from acting unless and until it receives those instructions or that clarification.

(c)

Save in the case of decisions stipulated to be a matter for any other Total Finance Parties or group of Total Finance Parties under this Deed and unless a contrary intention appears in this Deed, any instructions given to the Security Agent by the Instructing Group shall override any conflicting instructions given by any other Parties and will be binding on all Total Secured Parties.

(d)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in this Deed;

(ii)	where this Deed requires the Security Agent to act in a specified manner or to take a specified action;

(iii)

in respect of any provision which protects the Security Agent’s own position in its personal capacity as opposed to its role of Security Agent for the Total Secured Parties including, without limitation, Clauses 12.5 (No duty to account) to Clause 12.10 (Exclusion of liability), Clause 12.13 (Confidentiality) to Clause 12.20 (Custodians and nominees) and Clause 12.23 (Acceptance of title); or

(iv)	in respect of the exercise of the Security Agent’s discretion to exercise a right, power or authority under any of:

(A)	Clause 10.1 (Order of application);

(B)	Clause 10.2 (Prospective liabilities); and

(C)	Clause 10.4 (Permitted Deductions).

(e)

If giving effect to instructions given by the Instructing Group would (in the Security Agent’s opinion) have an effect equivalent to an Intercreditor Amendment, the Security Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Security Agent) whose consent would have been required in respect of that Intercreditor Amendment.

(f)	In exercising any discretion to exercise a right, power or authority under the Total Finance Documents where either:

(i)	it has not received any instructions as to the exercise of that discretion; or

(ii)	the exercise of that discretion is subject to paragraph (d)(iv) above,

the Security Agent shall do so having regard to the interests of all the Total Secured Parties.

(g)

The Security Agent may refrain from acting in accordance with any instructions of any Total Financier or group of Total Finance Parties until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Total Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable Taxes) which it may incur in complying with those instructions.

(h)

Without prejudice to the provisions of Clause 8 (Enforcement of Shared Transaction Security) and the remainder of this Clause 12.2, in the absence of instructions, the Security Agent may act (or refrain from acting) as it considers in its discretion to be appropriate.

12.3	Duties of the Security Agent

(a)	The Security Agent’s duties under the Total Finance Documents are solely mechanical and administrative in nature.

(b)	The Security Agent shall promptly:

(i)

forward to the Common Terms Agent, each relevant Facility Agent, each Hedge Counterparty and BG Financier a copy of any document received by the Security Agent from any Obligor under any Total Finance Document; and

(ii)	forward to a Party the original or a copy of any document which is delivered to the Security Agent for that Party by any other Party.

(c)

Except where a Total Finance Document specifically provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)

Without prejudice to Clause 17.3 (Notification of prescribed events), if the Security Agent receives notice from a Party referring to any Total Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Total Financiers through the Common Terms Agent.

(e)

To the extent that a Party (other than the Security Agent) is required to calculate a Common Currency Amount, the Security Agent shall upon a request by that Party, promptly notify that Party of the relevant Security Agent’s Spot Rate of Exchange.

(f)

The Security Agent shall have only those duties, obligations and responsibilities expressly specified in this Deed and any other Total Finance Documents to which it is expressed to be a party (and no others shall be implied).

12.4	No fiduciary duties to Obligors

Nothing in this Deed constitutes the Security Agent as an agent, trustee or fiduciary of any Obligor.

12.5	No duty to account

The Security Agent shall not be bound to account to any other Total Secured Party for any sum or the profit element of any sum received by it for its own account.

12.6	Business with the Group

The Security Agent may accept deposits from, lend money/provide financing to and generally engage in any kind of banking or other business with any member of the Group.

12.7	Rights and discretions

(a)	The Security Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Instructing Group, any Total Finance Parties or any group of Total Finance Parties are duly given in accordance with the terms of the Total Finance Documents;

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(C)	if it receives any instructions to act in relation to the Shared Transaction Security, that all applicable conditions under the Total Finance Documents for so acting have been satisfied; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Security Agent may assume (unless it has received notice to the contrary in its capacity as security trustee for the Total Secured Parties) that:

(i)	no Default has occurred;

(ii)	any right, power, authority or discretion vested in any Party or any group of Total Finance Parties has not been exercised; and

(iii)	any notice made by the Company or a DayOne Company is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	The Security Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)

Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Security Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Security Agent (and so separate from any lawyers instructed by any Total Finance Party) if the Security Agent in its reasonable opinion deems this to be desirable.

(e)

The Security Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Security Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Security Agent, any Receiver and any Delegate may act in relation to the Total Finance Documents and the Shared Security Property through its officers, employees and agents and shall not:

(i)	be liable for any error of judgment made by any such person; or

(ii)

be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person, unless such error or such loss was directly caused by the Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct.

(g)	Unless this Deed expressly specifies otherwise, the Security Agent may disclose to any other Party any information it reasonably believes it has received as security trustee under this Deed.

(h)

Notwithstanding any other provision of any Total Finance Document to the contrary, the Security Agent is not obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)

Notwithstanding any provision of any Total Finance Document to the contrary, the Security Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

12.8	Responsibility for documentation

None of the Security Agent, any Receiver nor any Delegate is responsible or liable for:

(a)

the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Security Agent, an Obligor or any other person in or in connection with any Total Finance Document or the transactions contemplated in the Total Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Total Finance Document; or

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Total Finance Document, the Shared Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Total Finance Document or the Shared Security Property; or

(c)

any determination as to whether any information provided or to be provided to any Total Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

12.9	No duty to monitor

The Security Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Total Finance Document; or

(c)	whether any other event specified in any Total Finance Document has occurred.

12.10	Exclusion of liability

(a)

Without limiting paragraph (b) below (and without prejudice to any other provision of any Total Finance Document excluding or limiting the liability of the Security Agent, any Receiver or Delegate), none of the Security Agent, any Receiver nor any Delegate will be liable for:

(i)

any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Total Finance Document or the Shared Security Property unless directly caused by its gross negligence or wilful misconduct;

(ii)

exercising or not exercising any right, power, authority or discretion given to it by, or in connection with, any Total Finance Document, the Shared Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Total Finance Document or the Shared Security Property;

(iii)	any shortfall which arises on the enforcement or realisation of the Shared Security Property; or

(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs, losses, any diminution in value or any liability whatsoever arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets; breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

No Party (other than the Security Agent, that Receiver or that Delegate (as applicable)) may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Total Finance Document or any Shared Security Property and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this paragraph (a) subject to Clause 1.3 (Currency), Clause 1.4 (Third party rights) and the provisions of the CRTPA.

(b)	Nothing in this Deed shall oblige the Security Agent to carry out:

(i)	any “know your customer” or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Deed might be unlawful for any Total Finance Party,

on behalf of any Total Finance Party and each Total Finance Party confirms to the Security Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Security Agent.

(c)

Without prejudice to any provision of any Total Finance Document excluding or limiting the liability of the Security Agent, any Receiver or Delegate, any liability of the Security Agent, any Receiver or Delegate arising under or in connection with any Total Finance Document or the Shared Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Security Agent, Receiver or Delegate (as the case may be) or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Security Agent, Receiver or Delegate (as the case may be) at any time which increase the amount of that loss. In no event shall the Security Agent, any Receiver or Delegate be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Security Agent, Receiver or Delegate (as the case may be) has been advised of the possibility of such loss or damages.

12.11	Total Finance Parties’ indemnity to the Security Agent

(a)

Each Total Finance Party shall (in the proportion that the Liabilities due to it bear to the aggregate of the Liabilities due to all the Total Finance Parties for the time being (or, if the Liabilities due to the Total Finance Parties are zero, immediately prior to their being reduced to zero)), indemnify the Security Agent and every Receiver and every Delegate, within ten (10) Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the relevant Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under, or exercising any authority conferred under, the Total Finance Documents (unless the relevant Security Agent, Receiver or Delegate has been reimbursed by an Obligor pursuant to a Total Finance Document).

(b)

For the purposes only of paragraph (a) above, to the extent that any hedging transaction under a Hedging Agreement has not been terminated or closed-out, the Secured Amounts – Hedging Arrangements due to any Hedge Counterparty in respect of that hedging transaction will be deemed to be, the amount, if any, which would be payable to it under that Hedging Agreement in respect of those hedging transactions, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Obligor is the Defaulting Party (as defined in the relevant ISDA Master Agreement) and such amount, shall be calculated in accordance with the relevant Hedging Agreement.

(c)

Subject to paragraph (d) below, the Company and each DayOne Company shall immediately on demand reimburse any Total Finance Party for any payment that Total Finance Party makes to the Security Agent pursuant to paragraph (a) above.

(d)

Paragraph (c) above shall not apply to the extent that the indemnity payment in respect of which the Total Finance Party claims reimbursement relates to a liability of the Security Agent to an Obligor.

12.12	Resignation of the Security Agent

(a)	The Security Agent may resign and appoint one of its Affiliates as successor by giving written notice to the Total Finance Parties, the Company and each DayOne Company.

(b)

Alternatively the Security Agent may resign by giving thirty (30) days’ written notice to the Total Finance Parties, the Company and each DayOne Company, in which case the Instructing Group may appoint a successor Security Agent.

(c)

If the Instructing Group has not appointed a successor Security Agent in accordance with paragraph (b) above within twenty (20) days after notice of resignation was given, the retiring Security Agent (after consultation with the Common Terms Agent, the Hedge Counterparties and the BG Financiers) may appoint a successor Security Agent.

(d)

The retiring Security Agent shall make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Total Finance Documents. The Company shall, within five (5) Business Days of demand, reimburse the retiring Security Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.

(e)	The Security Agent’s resignation notice shall only take effect upon:

(i)	the appointment of a successor; and

(ii)	the transfer of all the Shared Security Property to that successor.

(f)

Upon the appointment of a successor, the retiring Security Agent shall be discharged from any further obligation in respect of the Total Finance Documents (other than its obligations under paragraph (b) of Clause 12.24 (Winding up of trust) and paragraph (d) above) but shall remain entitled to the benefit of this Clause 12 and Clause 15.2 (Obligors’ indemnity to the Security Agent) (and any Security Agent fees for the account of the retiring Security Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.

(g)

The Instructing Group may, by notice to the Security Agent, require it to resign in accordance with paragraph (b) above. In this event, the Security Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Company and each DayOne Company.

12.13	Confidentiality

(a)

In acting as trustee for the Total Secured Parties, the Security Agent shall be regarded as acting through its trustee division which shall be treated as a separate entity from any other of its divisions or departments.

(b)

If information is received by another division or department of the Security Agent, it may be treated as confidential to that division or department and the Security Agent shall not be deemed to have notice of it.

(c)

Notwithstanding any other provision of any Total Finance Document to the contrary, the Security Agent is not obliged to disclose to any other person (i) any confidential information or (ii) any other information if the disclosure would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty.

12.14	Information from the Total Finance Parties

(a)

Each Total Finance Party shall supply the Security Agent with any information that the Security Agent may reasonably specify as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent.

(b)

Any Total Finance Party may by notice to the Security Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Total Finance Party under the Total Finance Documents. Such notice shall contain the address and (where communication by electronic mail or other electronic means is permitted under Clause 18.6 (Electronic communication)) electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, electronic mail address (or such other information), department and officer by that Total Finance Party for the purposes of Clause 18.3 (Addresses) and paragraph (a)(ii) of Clause 18.6 (Electronic communication) and the Security Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Total Finance Party.

12.15	Credit/financing appraisal by the Total Secured Parties

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Total Finance Document, each Total Secured Party confirms to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Total Finance Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Total Finance Document, the Shared Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Total Finance Document or the Shared Security Property;

(c)

whether that Total Secured Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Total Finance Document, the Shared Security Property, the transactions contemplated by the Total Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Total Finance Document or the Shared Security Property;

(d)

the adequacy, accuracy or completeness of any information provided by the Security Agent, any Party or by any other person under or in connection with any Total Finance Document, the transactions contemplated by any Total Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Total Finance Document; and

(e)

the right or title of any person in or to, or the value or sufficiency of any part of the Secured Assets, the priority of any of the Shared Transaction Security or the existence of any Security affecting the Secured Assets.

12.16	Security Agent’s management time

Any amount payable to the Security Agent under Clause 12.11 (Total Finance Parties’ indemnity to the Security Agent), Clause 14 (Costs and expenses) or Clause 15.2 (Obligors’ indemnity to the Security Agent) shall include the cost of utilising the management time or other resources of the Security Agent and will be calculated on the basis of such reasonable daily or hourly rates as the Security Agent may notify to the Company, each DayOne Company and the Total Finance Parties, and is in addition to any other fee paid or payable to the Security Agent.

12.17	Reliance and engagement letters

The Security Agent may obtain and rely on any certificate or report from any Obligor’s auditor and may enter into any reliance letter or engagement letter relating to that certificate or report on such terms as it may consider appropriate (including, without limitation, restrictions on the auditor’s liability and the extent to which that certificate or report may be relied on or disclosed).

12.18	No responsibility to perfect Shared Transaction Security

The Security Agent shall not be liable for any failure to:

(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Obligor to any of the Secured Assets;

(b)

obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Total Finance Document or the Shared Transaction Security;

(c)

register, file or record or otherwise protect any of the Shared Transaction Security (or the priority of any of the Shared Transaction Security) under any law or regulation or to give notice to any person of the execution of any Total Finance Document or of the Shared Transaction Security;

(d)

take, or to require any Obligor to take, any step to perfect its title to any of the Secured Assets or to render the Shared Transaction Security effective or to secure the creation of any ancillary Security under any law or regulation; or

(e)	require any further assurance in relation to any Shared Security Document.

12.19	Insurance/Takaful by Security Agent

(a)	The Security Agent shall not be obliged:

(i)	to insure/cover any of the Secured Assets;

(ii)	to require any other person to maintain any insurance/takaful; or

(iii)	to verify any obligation to arrange or maintain insurance/takaful contained in any Total Finance Document,

and the Security Agent shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance/takaful.

(b)

Where the Security Agent is named on any insurance policy or takaful certificate as an insured/covered party, it shall not be liable for any damages, costs or losses to any person as a result of its failure to notify the insurers/takaful operators of any material fact relating to the risk assumed by such insurers/takaful operators or any other information of any kind, unless the Instructing Group requests it to do so in writing and the Security Agent fails to do so within fourteen days after receipt of that request.

12.20	Custodians and nominees

The Security Agent may (where it considers it is expedient or otherwise in the interests of the Total Secured Parties to do so) appoint and pay any person to act as a custodian or nominee on any terms in relation to any asset of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Deed or any document relating to the trust created under this Deed and the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Deed or be bound to supervise the proceedings or acts of any person.

12.21	Delegation by the Security Agent

(a)

Each of the Security Agent, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such.

(b)

That delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Total Secured Parties.

(c)

No Security Agent, Receiver or Delegate shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of, any such delegate or sub-delegate.

12.22	Additional Security Agents

(a)

The Security Agent may (where it considers it is expedient or otherwise in the interests of the Total Secured Parties to do so) at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it:

(i)	if it considers that appointment to be in the interests of the Total Secured Parties;

(ii)	for the purposes of conforming to any legal requirement, restriction or condition which the Security Agent deems to be relevant; or

(iii)	for obtaining or enforcing any judgment in any jurisdiction,

and the Security Agent shall give prior notice to the Company, each DayOne Company and the Total Finance Parties of that appointment.

(b)

Any person so appointed shall have the rights, powers, authorities and discretions (not exceeding those given to the Security Agent under or in connection with the Total Finance Documents) and the duties, obligations and responsibilities that are given or imposed by the instrument of appointment.

(c)

The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable Taxes) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Deed, be treated as costs and expenses incurred by the Security Agent.

12.23	Acceptance of title

The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any Obligor may have to any of the Secured Assets and shall not be liable for, or bound to require any Obligor to remedy, any defect in its right or title.

12.24	Winding up of trust

If the Security Agent, with the approval of the Common Terms Agent, the Facility Agent, each Hedge Counterparty and each BG Financier, determines that:

(a)	all of the Total Secured Amounts and all other obligations secured by the Shared Security Documents have been fully and finally discharged; and

(b)

no Total Secured Party is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Obligor pursuant to the Total Finance Documents, then:

(i)

the trusts set out in this Deed shall be wound up and the Security Agent shall release, without recourse or warranty, all of the Shared Transaction Security and the rights of the Security Agent under each of the Shared Security Documents; and

(ii)	any Security Agent which has resigned pursuant to Clause 12.12 (Resignation of the Security Agent) shall release, without recourse or warranty, all of its rights under each Shared Security Document.

12.25	Powers supplemental to Trustees Act

The rights, powers, authorities and discretions given to the Security Agent under or in connection with the Total Finance Documents shall be supplemental to the Trustees Act and in addition to any which may be vested in the Security Agent by law or regulation or otherwise.

12.26	Disapplication of Trustees Act

Section 3A of the Trustees Act shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Deed. Where there are any inconsistencies between the Trustees Act and the provisions of this Deed, the provisions of this Deed shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustees Act, the provisions of this Deed shall constitute a restriction or exclusion for the purposes of that Act.

13.	CHANGES TO THE PARTIES

13.1	Assignments and transfers

No Party may:

(a)	assign any of its rights; or

(b)	transfer any of its rights and obligations,

in respect of any Total Finance Documents or the Liabilities except as permitted by this Clause 13.

13.2	Change of Total Term Financier or change of/additional BG Financier

(a)	A Total Term Financier or BG Financier may:

(i)	assign any of its rights; or

(ii)	transfer by novation any of its rights and obligations,

in respect of any Total Finance Documents or the Liabilities if:

(A)	that assignment or transfer is in accordance with the terms of the Common Terms Agreement or the BG Letters of Offer (as the case may be) to which it is a party; and

(B)

any assignee or transferee has (if not already a Party as a Total Term Financier or a BG Financier (as the case may be)) acceded to this Deed, as a Total Term Financier or a BG Financier (as the case may be), pursuant to Clause 13.4 (Total Finance Party Accession Undertaking).

(b)	A new/additional BG Financier may accede to this Deed as a BG Financier pursuant to Clause 13.4 (Total Finance Party Accession Undertaking).

13.3	Change of Hedge Counterparty

A Hedge Counterparty may (in accordance with the terms of the relevant Hedging Agreement and subject to any consent required under that Hedging Agreement) transfer any of its rights or obligations in respect of the Hedging Agreements to which it is a party if any transferee has (if not already a Party as a Hedge Counterparty and a party to the Common Terms Agreement and the relevant Facility Agreement as a Hedge Counterparty) acceded to:

(a)	this Deed, pursuant to Clause 13.4 (Total Finance Party Accession Undertaking); and

(b)	the Common Terms Agreement,

as a Hedge Counterparty.

Subject to Clause 13.4 (Total Finance Party Accession Undertaking), a transferee would be deemed to have acceded to be a ‘Hedge Counterparty’ under the Offshore Facility Agreement, the Murabahah Facility Agreement, the Common Terms Agreement and this Deed once a Total Finance Party Accession Undertaking has been signed by such transferee pursuant to this Clause 13.4.

13.4	Total Finance Party Accession Undertaking

With effect from the date of acceptance by the Security Agent and (in the case of a Hedge Counterparty) by the Common Terms Agent and each relevant Facility Agent, of a Total Finance Party Accession Undertaking duly executed and delivered to the Security Agent by the relevant acceding party or, if later, the date specified in that Total Finance Party Accession Undertaking:

(a)

(if applicable) any Party ceasing entirely to be a Total Finance Party shall be discharged from further obligations towards the Security Agent and other Parties under this Deed and their respective rights against one another shall be cancelled (except in each case for those rights which arose prior to that date);

(b)

as from that date, the replacement or new Total Finance Party shall assume the same obligations and become entitled to the same rights, as if it had been an original Party in the capacity specified in the Total Finance Party Accession Undertaking; and

(c)

to the extent envisaged by the Common Terms Agreement and the relevant Facility Agreement, any party acceding to this Deed as a Hedge Counterparty shall also become party to the Common Terms Agreement and the relevant Facility Agreement as a “Hedge Counterparty” (as the case may be) and shall assume the same obligations and become entitled to the same rights as if it had been an original party to the Common Terms Agreement and the relevant Facility Agreement as a Hedge Counterparty (as the case may be).

13.5	New Obligor

(a)	If any member of the Group:

(i)	incurs any Liabilities; or

(ii)	gives any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities,

the Obligors will procure that the person incurring those Liabilities or giving that assurance accedes to this Deed as an Obligor, in accordance with paragraph (b) below, no later than contemporaneously with the incurrence of those Liabilities or the giving of that assurance.

(b)

With effect from the date of acceptance by the Security Agent of an Obligor Accession Deed duly executed and delivered to the Security Agent by the new Obligor or, if later, the date specified in the Obligor Accession Deed, the new Obligor shall assume the same obligations and become entitled to the same rights as if it had been an original Party as an Obligor.

13.6	Additional parties

(a)

Each of the Parties appoints the Security Agent to receive on its behalf each Obligor Accession Deed and Total Finance Party Accession Undertaking delivered to the Security Agent and the Security Agent shall, as soon as reasonably practicable after receipt by it, sign and accept the same if it appears on its face to have been completed, executed and delivered in the form contemplated by this Deed.

(b)	In the case of a Total Finance Party Accession Undertaking delivered to the Security Agent by any party acceding to this Deed as a Hedge Counterparty:

(i)

the Security Agent shall, as soon as practicable after signing and accepting that Total Finance Party Accession Undertaking in accordance with paragraph (a) above, deliver that Total Finance Party Accession Undertaking to the Common Terms Agent and each relevant Facility Agent; and

(ii)

the Common Terms Agent and each relevant Facility Agent shall, as soon as practicable after receipt by it, sign and accept that Total Finance Party Accession Undertaking if it appears on its face to have been completed, executed and delivered in the form contemplated by this Deed.

13.7	Disclosure of Information

(a)

Any Total Finance Party may deliver copies of the Total Finance Documents and/or disclose any information received by it under or pursuant to any Total Finance Document and any other information about an Obligor and any Total Finance Documents as that Total Finance Party shall consider appropriate to:

(i)

any of its Affiliates and Related Funds or related entities, its head office and any other branch, office or unit (“Permitted Parties”) on a need-to-know basis and subject to similar confidentiality obligations;

(ii)	any other Total Finance Party;

(iii)

any of its professional advisers and any other persons providing services to it (including any insurer/takaful operator or insurance/takaful broker (and their respective related entities, auditors, advisers and service providers, in each case arising from or in connection with the provision of credit support or insurance/takaful), re-insurers/re-takaful operators, sub-contractors, debt collection agency, credit reference agency, contractor or service providers of the Permitted Parties who are under a duty of confidentiality to the Permitted Parties) on a need-to-know basis and subject to similar confidentiality obligations;

(iv)	any other Obligor;

(v)	any person permitted by any Obligor;

(vi)	any rating agency or direct or indirect provider of credit protection to any Permitted Party;

(vii)	any person to the extent required for the purpose of any litigation, arbitration, investigative or regulatory proceedings or procedure;

(viii)

any person to whom, and to the extent that, information is required to be disclosed by any applicable law or regulation (including, but not limited to, any disclosure required under the Companies Act 2016 of Malaysia, the Companies Act 1967 of Singapore and the Labuan Companies Act 1990) or Governmental Agency, quasi-governmental, administrative, regulatory or supervisory body or authority, court or tribunal;

(ix)	any actual or proposed successor on a need-to-know basis and subject to similar confidentiality obligations;

(x)	any person to whom or for whose benefit that Total Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to the Total Finance Documents;

(xi)	any other person:

(A)

to (or through) whom that Total Finance Party assigns or transfers (or may potentially assign or transfer) all or any of its rights and obligations under the Finance Documents, and, in each case, to any of that person’s Affiliates, Related Funds, delegates, agents, managers, administrators, nominees, attorneys, trustees or custodians and professional advisers;

(B)

with (or through) whom that Total Finance Party enters into (or may potentially enter into) any participation, sub-participation or hedging agreement in relation to this Deed, or any other transaction under which payments are to be made by reference to a Facility, the Total Finance Documents or any other Obligor or member of the Group, and to any of that person’s Affiliates, Related Funds, delegates, agents, managers, administrators, nominees, attorneys, trustees or custodians and professional advisers, in each case, such information as that Total Finance Party shall consider appropriate if in relation to paragraphs (vi), (x) and (xi) above, the person to whom the confidential information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the confidential information.

(b)

Each Obligor warrants that in the event that it discloses personal data relating to a third party individual (including but not limited to a director or employee of that Obligor) to any Total Finance Party, or the officers and/or agents of the Total Finance Parties in connection with the Total Facilities granted to the Company and each DayOne Company, it will have obtained the prior consent or authorisation of such third party to such disclosure.

This Clause supersedes any previous agreement relating to the confidentiality of such information.

Notwithstanding the above, nothing shall be construed as constituting an agreement between any Obligor and a Total Finance Party for a higher degree of confidentiality than that prescribed in Section 47 of, and in the Third Schedule to, the Banking Act 1970 of Singapore, Section 134 and Schedule 11 of the Financial Services Act 2013 of Malaysia and Section 146 and Schedule 11 of the Islamic Financial Services Act 2013 of Malaysia.

14.	COSTS AND EXPENSES

14.1	Transaction expenses

The Company shall within ten (10) Business Days (in the case of legal fees, within thirty (30) Business Days) of demand pay the Security Agent the amount of all costs and expenses (including legal fees) reasonably incurred by the Security Agent, any Receiver or Delegate in connection with the negotiation, preparation, execution and perfection of:

(a)	this Deed and any other documents referred to in this Deed and the Shared Transaction Security; and

(b)	any other Total Finance Documents executed after the Original Agreement Date.

14.2	Amendment costs

If an Obligor requests an amendment, waiver or consent in respect of a Total Finance Document, the Company shall, within ten (10) Business Days of demand, reimburse the Security Agent for the amount of all costs and expenses (including legal fees) (together with any applicable Taxes) reasonably incurred by the Security Agent (and by any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.

14.3	Enforcement and preservation costs

The Company shall, within ten (10) Business Days of demand, pay to the Security Agent the amount of all costs and expenses (including legal fees and together with any applicable Taxes) incurred by it in connection with the enforcement of or the preservation of any rights under any Total Finance Document and the Shared Transaction Security and any proceedings instituted by or against the Security Agent as a consequence of taking or holding the Shared Transaction Security or enforcing these rights.

14.4	Stamp taxes

(a)

The Company and DayOne Parent shall pay or procure the stamping of this Deed under the Stamp Duty Act (Revised) of the laws of the Cayman Islands, which shall be done within twenty (20) Business Days of the earliest to occur of an original of this Deed being executed in, brought into, or required to be introduced into evidence before a court of, the Cayman Islands.

(b)

The Company shall pay and, within ten (10) Business Days of demand, indemnify the Security Agent against any cost, loss or liability the Security Agent incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Total Finance Document.

14.5	Interest/profit on demand

If any Total Finance Party or Obligor fails to pay any amount payable by it under this Deed on its due date, interest/profit shall accrue on the overdue amount (and in respect of the Offshore Facility and the BG Facilities be compounded with it) from the due date up to the date of actual payment (both before and after judgment and to the extent interest/profit at a default rate /ta’widh (compensation) rate is not otherwise being paid on that sum) at the rate which is two per cent. per annum (and in respect of the Murabahah Facility, the rate as stipulated under Clause 8.3 (Ta’widh (Compensation) of the Murabahah Facility Agreement) over the rate at which the Security Agent would be able to obtain by placing on deposit with a leading bank an amount comparable to the unpaid amounts in the currencies of those amounts for any period(s) that the Security Agent may from time to time select provided that if any such rate is below zero, that rate will be deemed to be zero.

14.6	Security Agent Fee

(a)	The Company shall enter into the Security Agent Fee Letter on the Original Agreement Date.

(b)	The Company shall pay to the Security Agent an annual common security agency intercreditor fee in an amount and at the times agreed in the Security Agent Fee Letter.

15.	OTHER INDEMNITIES

15.1	Currency indemnity

(a)

If any sum due from an Obligor under the Total Finance Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall as an independent obligation, within ten (10) Business Days of demand, indemnify each Total Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Total Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

15.2	Obligors’ indemnity to the Security Agent

(a)

Each Obligor (other than DayOne Parent) jointly and severally shall within ten (10) Business Days of demand indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability (together with any applicable Taxes) incurred by any of them as a result of:

(i)	any failure by the Company to comply with its obligations under Clause 14 (Costs and expenses);

(ii)	acting or relying on any notice, request or instruction given pursuant to this Deed which it reasonably believes to be genuine, correct and appropriately authorised;

(iii)	the taking, holding, protection or enforcement of the Shared Transaction Security;

(iv)	the exercise of any of the rights, powers, discretions, authorities and remedies vested in the Security Agent, each Receiver and each Delegate by the Total Finance Documents or by law;

(v)	any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Total Finance Documents;

(vi)	instructing lawyers, accountants, tax advisers, surveyors, a financial adviser or other professional advisers or experts as permitted under this Deed; or

(vii)

acting as Security Agent, Receiver or Delegate under the Total Finance Documents or which otherwise relates to any of the Shared Security Property (otherwise, in each case, than by reason of the relevant Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct).

(b)

The Security Agent and every Receiver and Delegate may, in priority to any payment to the Total Secured Parties, indemnify itself out of the Secured Assets in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 15.2 and shall have a lien on the Shared Transaction Security and the proceeds of the enforcement of the Shared Transaction Security for all moneys payable to it.

15.3	Indemnity to Total Finance Parties

The Company and each other Obligor (other than DayOne Parent) shall (to the extent the applicable amount has not already been paid to the applicable Total Finance Party under any indemnity under a Total Finance Document) promptly and as principal obligor indemnify each Total Finance Party against any cost, loss or liability (together with any applicable Taxes), whether or not reasonably foreseeable, incurred by any of them in relation to or arising out of the enforcement of the Shared Transaction Security in accordance with the respective Shared Security Documents.

16.	ADDITIONAL PAYMENT OBLIGATIONS

16.1	Definitions

(a)	In this Deed:

“Tax Credit” means a credit against, relief or remission for, or repayment/payment of any Tax.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Total Finance Document other than a FATCA Deduction.

“Tax Payment” means an increased payment made by an Obligor to a Total Finance Party under Clause 16.2 (Tax gross-up) or a payment under Clause 16.3 (Tax indemnity).

(b)

Unless a contrary indication appears, in this Clause 16 (Tax indemnity) a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.

16.2	Tax gross-up

(a)

All payments to be made by an Obligor to any Total Finance Party under the Total Finance Documents shall be made free and clear of and without any Tax Deduction unless such Obligor is required to make a Tax Deduction, in which case the sum payable by such Obligor (in respect of which such Tax Deduction is required to be made) shall be increased to the extent necessary to ensure that such Total Finance Party receives a sum net of any deduction or withholding equal to the sum which it would have received had no such Tax Deduction been made or required to be made.

(b)

The Company shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Security Agent accordingly. Similarly, a Total Finance Party shall notify the Security Agent on becoming so aware in respect of a payment payable to that Total Finance Party. If the Security Agent receives such notification from a Total Finance Party it shall notify the Company.

(c)

If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(d)

Within thirty (30) days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor shall deliver to the Security Agent for the Total Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

16.3	Tax indemnity

(a)

Without prejudice to Clause 16.2 (Tax gross-up), if any Total Finance Party is required to make any payment of or on account of Tax on or in relation to any sum received or receivable under the Total Finance Documents (including any sum deemed for purposes of Tax to be received or receivable by such Total Finance Party whether or not actually received or receivable) or if any liability in respect of any such payment is asserted, imposed, levied or assessed against any Total Finance Party, the Obligors shall, within ten (10) Business Days of demand of the Security Agent, promptly indemnify the Total Finance Party which suffers a loss or liability as a result against such payment or liability, together with any charges, penalties, costs and expenses payable or incurred in connection therewith, provided that this Clause 16.3 shall not apply to:

(a)

any Tax imposed on and calculated by reference to the net income actually received or receivable by such Total Finance Party (but, for the avoidance of doubt, not including any sum deemed for the purposes of Tax to be received or receivable by such Total Finance Party but not actually receivable) by the jurisdiction in which such Total Finance Party is incorporated;

(b)

any Tax imposed on and calculated by reference to the net income of the Facility Office of such Total Finance Party actually received or receivable by such Total Finance Party (but, for the avoidance of doubt, not including any sum deemed for the purposes of Tax to be received or receivable by such Total Finance Party but not actually receivable) by the jurisdiction in which its Facility Office is located; or

(c)	a FATCA Deduction required to be made by a Party.

(b)

A Total Finance Party intending to make a claim under paragraph (a) shall notify the Security Agent of the event giving rise to the claim, whereupon the Security Agent shall notify the Company thereof.

(c)	A Total Finance Party shall, on receiving a payment from an Obligor under this Clause 16.3, notify the Security Agent.

16.4	Tax credit

If an Obligor makes a Tax Payment and the relevant Total Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and

(b)	that Total Finance Party has obtained and utilised that Tax Credit,

the Total Finance Party shall pay an amount to that Obligor which that Total Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by that Obligor provided always that, the Total Finance Party shall be the sole judge of the amount of any such benefit and of the date on which it is received.

17.	INFORMATION

17.1	Dealings with Security Agent, Common Terms Agent and Facility Agents

(a)

Each Total Term Financier shall deal with the Security Agent exclusively through the Common Terms Agent and each relevant Facility Agent, the Hedge Counterparties and the BG Financiers shall deal directly with the Security Agent and shall not deal through any Facility Agent.

(b)	No Facility Agent shall be under any obligation to act as agent or otherwise on behalf of any Hedge Counterparty except as expressly provided for in, and for the purposes of, this Deed.

17.2	Disclosure between Total Finance Parties and Security Agent

Notwithstanding any agreement to the contrary, each of the Obligors consents, until the Discharge Date, to the disclosure by any Total Finance Party and the Security Agent to each other (whether or not through the Common Terms Agent, a Facility Agent or the Security Agent) of such information concerning the Obligors as any Total Finance Party or the Security Agent shall see fit.

17.3	Notification of prescribed events and information

(a)

If a Default under either the Finance Documents – Total Term Facilities or the Finance Documents – BG Facilities occurs or ceases to be continuing, the Common Terms Agent or the relevant BG Financier shall, upon becoming aware of that occurrence or cessation (as the case may be), notify (in writing) the Company and the Security Agent at the same time (a “Default Notification”) and the Security Agent shall, upon receiving that notification, notify each Hedge Counterparty.

(b)	If a Total Term Financier Acceleration Event occurs, the Common Terms Agent shall notify the Security Agent and the Security Agent shall, upon receiving that notification, notify each other Party.

(c)	If a BG Financier Acceleration Event occurs, the BG Financier shall notify the Security Agent and the Security Agent shall, upon receiving that notification, notify each other Party.

(d)	If the Security Agent enforces, or takes formal steps to enforce, any of the Shared Transaction Security it shall notify each Party of that action.

(e)

If any Total Finance Party exercises any right it may have to enforce, or to take formal steps to enforce, any of the Shared Transaction Security it shall notify the Security Agent and the Security Agent shall, upon receiving that notification, notify each Party of that action.

(f)

If an Obligor defaults on any Payment due under a Hedging Agreement, the Hedge Counterparty which is party to that Hedging Agreement shall, upon becoming aware of that default, notify the Security Agent and the Security Agent shall, upon receiving that notification, notify the Common Terms Agent, each BG Financier and each other Hedge Counterparty.

(g)

If a Hedge Counterparty terminates or closes-out, in whole or in part, any hedging transaction under any Hedging Agreement under Clause 4.8 (Permitted Enforcement: Hedge Counterparties) it shall notify the Security Agent and the Security Agent shall, upon receiving that notification, notify the Common Terms Agent, each BG Financier and each other Hedge Counterparty.

(h)

If any of the Total Principal Outstandings in respect of a Total Term Facility are to be partially reduced (whether by way of payment, repayment, prepayment, cancellation or otherwise) the Company or the relevant DayOne Company shall notify each Hedge Counterparty that has entered into Hedging Arrangements in respect of that Facility and the Common Terms Agent of the date and amount of that proposed reduction following which the Common Terms Agent shall determine and confirm to each relevant Hedge Counterparty:

(i)

if the Total Interest/Profit Rate/FX Hedging or the Facility will exceed the Total Principal Outstandings for the Facility, the relevant Interest/Profit Rate/FX Hedge Excess that would result from that proposed reduction and that Hedge Counterparty’s Interest/Profit Rate/FX Hedging Proportion (if any) of that Interest/Profit Rate/FX Hedge Excess; and

(ii)

if it is the case that a partial termination of the interest rate, profit rate or currency exchange rate hedging transactions at that time in effect under the Hedging Agreement with such Hedge Counterparty in an amount not exceeding that Hedge Counterparty’s Interest/Profit Rate/FX Hedging Proportion (if any) of that Interest/Profit Rate/FX Hedge Excess, based on such determination pursuant to paragraph (h)(i) will not cause a breach of the Minimum Hedging Requirement.

17.4	Notification (Secured Amounts – Hedging Arrangements)

(a)

Each Hedge Counterparty shall, within ten (10) Business Days’ of receiving a written request from the Security Agent, provide the Security Agent with such information (the “Requested Information”) in relation to the Hedging Agreements to which it is a party and the Secured Amounts – Hedging Arrangements under such Hedging Agreements as the Security Agent requires for the purposes of determining or calculating its Credit/Financing Participation, including but not limited to certificates evidencing the amount of the relevant Secured Amounts – Hedging Arrangements together with a copy of mark-to-market (MTM) reports.

(b)	If a Hedge Counterparty fails to provide the Requested Information within the timeframe referred to in paragraph (a) above, the Security Agent shall be entitled to, at its discretion:

(i)	rely on the most recent certificates which it holds in relation to the amount of the relevant Secured Amounts – Hedging Arrangements; or

(ii)	deem that the Secured Amounts – Hedging Arrangements of such Hedge Counterparty be excluded in calculating the aggregate Credit/Financing Participations at such time and:

(A)

such Hedge Counterparty’s Credit/Financing Participation shall be deemed to be zero for the purpose of calculating the Credit/Financing Participations when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Credit/Financing Participations has been obtained to give any Consent, carry any vote or approve any action at such time; and

(B)

such Hedge Counterparty’s status as a Total Finance Party shall be disregarded for the purposes of ascertaining whether the agreement of any specified group of Total Finance Parties has been obtained to give any Consent, carry any vote or approve any action at such time.

18.	NOTICES

18.1	Communications in writing

Any communication to be made under or in connection with this Deed shall be made in writing and, unless otherwise stated, may be made by letter or, subject to Clause 18.6 (Electronic communication) email.

18.2	Security Agent’s communications with Total Finance Parties

The Security Agent shall be entitled to carry out all dealings:

(a)

with the Total Term Financiers through the Common Terms Agent and each relevant Facility Agent and may give to the Common Terms Agent and each relevant Facility Agent, any notice, document or other communication required to be given by the Security Agent to a Total Term Financier;

(b)	with each Hedge Counterparty directly with that Hedge Counterparty; and

(c)	with each BG Financier directly with that BG Financier.

18.3	Addresses

The address and email address (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Deed is:

(a)	in the case of an Obligor which is a Party on the Original Agreement Date, that identified with its name below;

(b)	in the case of the Security Agent, that identified with its name below; and

(c)	in the case of each other Party, that notified in writing to the Security Agent on or prior to the date on which it becomes a Party,

or any substitute address, email address or department or officer which that Party may notify to the Security Agent (or the Security Agent may notify to the other Parties, if a change is made by the Security Agent) by not less than five Business Days’ notice.

18.4	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with this Deed and/or the Total Finance Documents will only be effective:

(i)	if by way of fax, when received in legible form;

(ii)	if by way of letter, when it has been left at the relevant address or five (5) Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or

(iii)	if by way of email, in accordance with Clause 18.6 (Electronic communication) below;

and, if a particular department or officer is specified as part of its address details provided under Clause 18.3 (Addresses), if addressed to that department or officer.

(b)

Any communication or document to be made or delivered to the Security Agent will be effective only when actually received by the Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the Security Agent’s signature below (or any substitute department or officer as the Security Agent shall specify for this purpose).

(c)

All notices from or to an Obligor shall be sent through the Security Agent. For the avoidance of doubt, any notice or communication from an Obligor shall be sent to the Security Agent. The Security Agent will promptly thereafter notify the Common Terms Agent, each relevant Facility Agent, each Hedge Counterparty and BG Financier.

(d)	Any communication or document made or delivered to the Company in accordance with this Clause 18.4 will be deemed to have been made or delivered to each of the Obligors.

(e)

Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5:00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

18.5	Notification of address and email address

Promptly upon changing its own address or email addresses the Security Agent shall notify the other Parties.

18.6	Electronic communication

(a)

Any communication or document to be made or delivered by one Party to another under or in connection with this Deed may be made or delivered by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days’ notice.

(b)

Any such electronic communication or delivery as specified in paragraph (a) above to be made between an Obligor and the Security Agent or a Total Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication or delivery.

(c)

Any such electronic communication or document as specified in paragraph (a) above made or delivered by one Party to another will be effective only when actually received (or made available) in readable form and in the case of any electronic communication or document made or delivered by a Party to the Security Agent only if it is addressed in such a manner as the Security Agent shall specify for this purpose.

(d)

Any electronic communication or document which becomes effective, in accordance with paragraph (c) above, after 5 p.m. in the place in which the Party to whom the relevant communication or document is sent or made available has its address for the purpose of this Deed shall be deemed only to become effective on the following day.

(e)

Any reference in this Deed to a communication being sent or received or a document being delivered shall be construed to include that communication or document being made available in accordance with this Clause 18.6.

18.7	English language

(a)	Any notice given under or in connection with this Deed must be in English.

(b)	All other documents provided under or in connection with this Deed must be:

(i)	in English; or

(ii)

if not in English, and if so required by the Security Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

18.8	Transmission of Information

(a)

Any Party, in transmitting instructions or any other communications to the Security Agent via electronic mail (including scanned copies of executed documents and other attachments) (“Email Communications”), agrees that:

(i)

the Security Agent shall be entitled to assume that Email Communications originated from duly authorised persons of a Party and accept, rely and act solely on the Email Communications and shall be under no obligation to verify the authenticity, correctness or validity of the same or to verify the Email Communications against the original if received by the Security Agent;

(ii)	all Email Communications shall only be sent to the Security Agent from the email address set out in or notified pursuant to Clause 18.3 (Addresses);

(iii)

it shall indemnify and hold the Security Agent harmless from and against all liabilities, claims, demands, actions, proceedings, losses, expenses and all other liabilities of whatsoever nature or description incurred by the Security Agent as a result of, pursuant to or in connection with the Security Agent acting on or in reliance upon the Email Communications, excluding any losses, costs and damages, attributable to any gross negligence, fraud or wilful default on the part of the Security Agent;

(iv)

the Security Agent shall not be liable or in any way responsible for any losses, damages, costs, expenses, claims, demands or proceedings whatsoever and howsoever incurred, suffered or sustained (whether arising directly or indirectly) by such Party or any other person as a result of, pursuant to or in connection with (i) the inability of the Security Agent to detect the inadequate authenticity of the signature(s) on any documents attached or sent using the Email Communications; (ii) the Security Agent’s agreement to accept and act on the Email Communications; (iii) any fraud, forgery or otherwise, (iv) any computer viruses or other malicious, destructive or corrupting code, agent, programme, macros or other software or hardware components designed to permit unauthorised access which have been introduced by such Party and which affects or causes the Security Agent’s hardware, software and/or other automated systems to fail or malfunction and such Party hereby waives all claims, actions or proceedings whatsoever which it may have in relation to or in connection with the Security Agent acting on the Email Communications save for any claims, actions or proceedings directly attributable to any gross negligence, fraud or wilful default on the part of the Security Agent;

(v)

the Security Agent shall not be obliged to rely on or act in accordance with all or any Email Communications given by such Party in the event that the Security Agent believes in good faith, that there is a discrepancy or ambiguity in such Email Communications or if the Security Agent receives contradictory, conflicting or otherwise inconsistent Email Communications and the Security Agent shall not be liable or in any way responsible to any Party for failing to act on such Email Communications but shall promptly notify such Party of such discrepancy or ambiguity or inconsistency; and

(vi)

for the avoidance of doubt, any delay in or omission to send the Security Agent the original of any document sent via Email Communications following dispatch or sending of such Email Communications shall not invalidate the notice, request, demand or other communication in such Email Communications.

(b)

Any Party using Email Communications agrees and acknowledges that Email Communications (i) may be altered, intercepted, tampered, manipulated or altered or sent without proper authorisation; and (ii) are not a secure means of delivery of information and equipment and software providers, service providers, network providers (including but not limited to telecommunications providers, internet browser providers or internet service providers) may have or be able to gain access to any information transmitted using Email Communications.

(c)	The Company and each DayOne Company shall promptly on demand reimburse any Total Finance Party for any payment that Total Finance Party makes to the Security Agent pursuant to paragraph (a) above.

19.	PRESERVATION

19.1	Partial invalidity

If, at any time, any provision of a Total Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

19.2	No impairment

If, at any time after its date, any provision of a Total Finance Document (including this Deed) is not binding on or enforceable in accordance with its terms against a person expressed to be a party to that Total Finance Document, neither the binding nature nor the enforceability of that provision or any other provision of that Total Finance Document will be impaired as against the other party(ies) to that Total Finance Document.

19.3	Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Party, any right or remedy under a Total Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any Total Finance Document. No election to affirm any Total Finance Document on the part of a Secured Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Total Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

19.4	Waiver of defences

The provisions of this Deed or any Shared Transaction Security will not be affected by an act, omission, matter or thing which, but for this Clause 19.4, would reduce, release or prejudice the subordination and priorities expressed to be created by this Deed including (without limitation and whether or not known to any Party):

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Obligor or other person;

(e)

any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Total Finance Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Total Finance Document or any other document or security;

(g)	any intermediate Payment of any of the Liabilities owing to the Total Financiers in whole or in part; or

(h)	any insolvency or similar proceedings.

19.5	Priorities not affected

Except as otherwise provided in this Deed the priorities referred to in Clause 2 (Ranking and priority) will:

(a)

not be affected by any reduction or increase in the principal amount secured by the Shared Transaction Security in respect of the Liabilities owing to the Total Finance Parties or by any intermediate reduction or increase in, amendment or variation to any of the Total Finance Documents, or by any variation or satisfaction of, any of the Liabilities or any other circumstances;

(b)	apply regardless of the order in which or dates upon which this Deed and the other Total Finance Documents are executed or registered or notice of them is given to any person; and

(c)

secure the Liabilities owing or due and payable to the Total Finance Parties in the order specified, regardless of the date upon which any of the Liabilities arise or of any fluctuations in the amount of any of the Liabilities outstanding.

20.	CONSENTS, AMENDMENTS AND OVERRIDE

20.1	Required consents

(a)

Subject to paragraph (b) below, to Clause 20.4 (Exceptions) and to Clause 20.5 (Excluded Credit/Financing Participations ), this Deed may be amended or waived only with the consent of the Majority Total Financiers and if applicable, the Shariah Advisers.

(b)	An amendment or waiver that has the effect of changing or which relates to:

(i)	Clause 7 (Redistribution), Clause 10 (Application of Proceeds) or this Clause 20 (Consents, amendments and override);

(ii)	Paragraphs (d)(iii), (e) and (f) of Clause 12.2 (Instructions); and

(iii)	the ranking of security and order of priority under this Deed;

shall not be made without the consent of:

(A)	the Common Terms Agent and each Facility Agent (for and on behalf of each Total Term Financier);

(B)	each Hedge Counterparty (to the extent that the amendment or waiver would adversely affect the Hedge Counterparty);

(C)	each BG Financier (to the extent that the amendment or waiver would adversely affect each BG Financier); and

(D)	the Security Agent (to the extent that the amendment or waiver would adversely affect the Security Agent).

20.2	Amendments and Waivers: Shared Security Documents

(a)

Subject to paragraph (b) below and to Clause 20.4 (Exceptions) and unless the provisions of any Total Finance Document expressly provide otherwise, the Security Agent may, if authorised by the Instructing Group, and if the Company and each DayOne Company consents, amend the terms of, waive any of the requirements of or grant consents under, any of the Shared Security Documents which shall be binding on each Party.

(b)	Subject to paragraph (c) of Clause 20.4 (Exceptions), any amendment or waiver of, or consent under, any Shared Security Document which has the effect of changing or which relates to:

(i)	the nature or scope of the Secured Assets or the nature or scope of any guarantee and indemnity granted under any Shared Security Documents;

(ii)

the manner in which the proceeds of enforcement of the Shared Transaction Security or the proceeds of enforcement of any guarantee and indemnity granted under any Shared Security Documents are distributed; or

(iii)

the release of any Shared Transaction Security or the release of any guarantee and indemnity granted under any Shared Security Documents (other than any release expressly permitted or required under the Total Finance Documents); or

(iv)	the resignation of or change in an Obligor,

shall not be made without the prior consent of the Total Financiers whose consent to that amendment, waiver or consent is required under the Common Terms Agreement, the Hedging Agreements and the BG Letters of Offer.

20.3	Effectiveness

(a)

Any amendment, waiver or consent given in accordance with this Clause 20 will be binding on all Parties and the Security Agent may effect, on behalf of any Total Financier, any amendment, waiver or consent permitted by this Clause 20.

(b)

Without prejudice to the generality of Clause 12.7 (Rights and discretions) the Security Agent may engage, pay for and rely on the services of lawyers in determining the consent level required for and effecting any amendment, waiver or consent under this Deed.

20.4	Exceptions

(a)	Subject to paragraph (c) below, if the amendment, waiver or consent may impose new or additional obligations on or withdraw or reduce the rights of any Party other than:

(i)

in the case of a Total Finance Party (other than the Common Terms Agent, any Facility Agent, any Mandated Lead Arranger or any Joint Coordinator), in a way which affects or would affect Total Financiers of that Party’s class generally; or

(ii)	in the case of an Obligor, to the extent consented to by the Company and each DayOne Company under paragraph (a) of Clause 20.2 (Amendments and Waivers: Shared Security Documents),

the consent of that Party is required.

(b)

Subject to paragraph (c) below, an amendment, waiver or consent which relates to the rights or obligations of the Common Terms Agent, a Facility Agent, a Mandated Lead Arranger, a Joint Coordinator, the Security Agent (including, without limitation, any ability of the Security Agent to act in its discretion under this Deed), a Hedge Counterparty or a BG Financier may not be effected without the consent of the Common Terms Agent, or as the case may be, that Facility Agent, that Mandated Lead Arranger, that Joint Coordinator, the Security Agent, that Hedge Counterparty or that BG Financier.

(c)

Paragraphs (a) and (b) above shall apply to a Mandated Lead Arranger and a Joint Coordinator only to the extent that Liabilities are then owed or due and payable to that Mandated Lead Arranger or that Joint Coordinator (as the case may be).

20.5	Excluded Credit/Financing Participations

(a)	Subject to paragraph (b) below, if in relation to:

(i)	a request for a Consent in relation to any of the terms of this Deed;

(ii)	a request to participate in any other vote of Total Financiers under the terms of this Deed;

(iii)	a request to approve any other action under this Deed;

(iv)	a request to provide any confirmation or notification under this Deed; or

(v)	a request to provide details of an Exposure,

any Total Financier:

(A)

fails to respond to that request within fifteen (15) Business Days of that request being made (or fifteen (15) Business Days of request in the case of a Hedge Counterparty and a request to provide details of an Exposure); or

(B)

(in the case of a Total Financier and paragraphs (i) to (iii) above), fails to provide details of its Credit/Financing Participation to the Security Agent within the timescale specified by the Security Agent;

(vi)

in the case of paragraphs (i) to (iii) above, that Total Financier’s Credit/Financing Participation (as the case may be) shall be deemed to be zero for the purpose of calculating the Credit/Financing Participations when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Credit/Financing Participations has been obtained to give that Consent, carry that vote or approve that action;

(vii)

in the case of paragraphs (i) to (iii) above, that Total Financier’s status shall be disregarded for the purposes of ascertaining whether the agreement of the Total Financiers has been obtained to give that Consent, carry that vote or approve that action;

(viii)	in the case of paragraph (iv) above, that confirmation or notification shall be deemed to have been given; and

(ix)	in the case of paragraph (v) above, that Total Financier’s Exposure shall be deemed to be zero.

(b)	Paragraph (a)(v)(A) above shall not apply to an amendment or waiver referred to in paragraphs 20.1(b)(i), 20.1(b)(ii) or 20.1(b)(iii) of Clause 20.1 (Required consents).

20.6	Replacement of a Total Financier

(a)

If any Total Financier (other than a Hedge Counterparty) becomes a Non-Consenting Financier (as defined in paragraph (g) below), then the Company may, with five (5) Business Days’ prior written notice to the Common Terms Agent and such Total Financier (“Notice to Replace”), replace such Total Financier (other than a Hedge Counterparty) by requiring such Total Financier (other than a Hedge Counterparty) to (and, to the extent permitted by law, such Total Financier (other than a Hedge Counterparty) shall) transfer pursuant to Clause 13 (Changes to Parties) of this Deed all (and not part only) of its rights and obligations under this Deed to another Total Financier (other than any other Total Financier (including a Hedge Counterparty) that is a Non-Consenting Financier), a new Finance Party or other entity to whom a participation in any Total Facility can be transferred (“Replacement Financier”), in each case selected by the Company, which has confirmed its willingness to assume and does assume all the obligations of such transferring Total Financier for a purchase price in cash or other cash payment payable at the time of the transfer equal to the Total Principal Outstanding / Outstanding BG (as the case may be) of such Total Financier’s participation in the outstanding Utilisations and all accrued interest/profit, and other amounts payable in relation thereto under the Total Finance Documents.

(b)

If a Hedge Counterparty becomes a Non-Consenting Financier (“Non-Consenting Hedge Counterparty”), and where the Hedge Counterparty or its Affiliate is also Total Financier (other than a Hedge Counterparty) that is a Non-Consenting Financier, a notice is also given at the same time to such Non-Consenting Financier under paragraph (a) above, the Company may, with twenty (20) Business Days’ prior written notice to the Common Terms Agent and such Non-Consenting Hedge Counterparty in respect of sub-paragraph (i) below and five (5) Business Days’ prior written notice to the Common Terms Agent and such Non-Consenting Hedge Counterparty in respect of sub-paragraph (ii) below, require such Non-Consenting Hedge Counterparty to (and, subject to paragraph (c) below and to the extent permitted by law, such Non-Consenting Hedge Counterparty shall):-

(i)

transfer by novation and pursuant to Clause 13 (Changes to Parties) of this Deed all (and not part only) of its hedging transactions under the Hedging Agreements and all of its rights and obligations under the Total Finance Documents as a Hedge Counterparty to a Replacement Hedge Counterparty (as defined below) selected by the Company subject to all upfront cash amounts, lump sums, mark-to-market payments and other amounts required in connection with the novation having been agreed among the relevant parties and irrevocably paid or settled in full to the satisfaction of the Transferring Hedge Counterparty. Nothing in this Clause 20.6 shall require the Non-Consenting Hedge Counterparty (a “Transferring Hedge Counterparty”) to make any payment, provide funding or incur any cost which it has not expressly agreed to bear. For the avoidance of doubt, the Company shall not be required to make any payment under this sub-paragraph (i) and any costs not expressly assumed under this sub-paragraph (i) shall be borne by the Replacement Hedge Counterparty; or

(ii)

terminate or close-out all of the hedging transactions under the Hedging Agreements of that Non-Consenting Hedge Counterparty in accordance with such Hedging Agreements and the Common Terms Agreement provided that if the Company requires such termination or close-out, the Company must enter into such new hedging transactions (if any) as are necessary to ensure compliance by the Company with the Minimum Hedging Requirement. If the Company gives a notice to a Non-Consenting Hedge Counterparty under this paragraph (b)(ii), an Additional Termination Event will be deemed to have occurred under the Hedging Agreement between the Company and such Non-Consenting Hedge Counterparty in respect of which (A) the Company shall be the sole Affected Party, (B) notwithstanding Section 6(b)(iv) of the ISDA Master Agreement under the relevant Hedging Agreement, the Company may designate an Early Termination Date in respect of such Additional Termination Event by notice to the Non-Consenting Hedge Counterparty, provided that the Early Termination Date shall be a commercially reasonable date determined by the Company following consultation with the Non-Consenting Hedge Counterparty, (C) all outstanding Hedging Arrangements under such Hedging Agreement will be Affected Transactions in respect of such Additional Termination Event, (D) notwithstanding anything to the contrary in the relevant Hedging Agreement, the Non-Consenting Hedge Counterparty shall determine and calculate all amounts payable in connection with the termination or close-out, including the Early Termination Amount, in accordance with the methodology under the relevant Hedging Agreement, and (E) the relevant Hedging Agreement shall be deemed to be amended solely to the extent necessary to give effect to paragraphs (A) to (D) above in respect of that termination or close-out, and no other term of the relevant Hedging Agreement shall be affected. For the purposes of this Clause 20.6(b), terms defined in the Hedging Agreement between the Company and such Non-Consenting Hedge Counterparty shall, unless otherwise defined in this Deed, have the same meanings.

In this Clause 20.6, “Replacement Hedge Counterparty” means a Hedge Counterparty which has confirmed it is willing to assume all of the rights and obligations of the Non-Consenting Hedge Counterparty in relation to the Hedging Agreements and the Total Finance Documents to which it is a party.

(c)

The Transferring Hedge Counterparty is not obliged to transfer by novation to a proposed Replacement Hedge Counterparty in accordance with paragraph (b)(i) unless each of the following conditions is satisfied. The Transferring Hedge Counterparty shall consider in good faith whether those conditions are satisfied:

(i)

internal credit, counterparty, country, transfer, settlement, risk, regulatory, compliance and other policy requirements and applicable limits of the Transferring Hedge Counterparty, including requirements and limits relating to the Company, the relevant Obligors, the transaction and the proposed Replacement Hedge Counterparty, that the Transferring Hedge Counterparty applies consistently to comparable transactions and counterparties, are satisfied, and if not satisfied, the Transferring Hedge Counterparty notifies the Company of the requirement or limit not satisfied and the basis on which it is not satisfied;

(ii)

the novation is on terms (including, but not limited to, pricing, credit support arrangements and tax representations) reasonably satisfactory to the Transferring Hedge Counterparty and not more onerous to the Transferring Hedge Counterparty than the terms of the transferred hedging transactions immediately prior to the novation. For the avoidance of doubt, the Company shall not be required to make any payment or provide any credit support or Security under this paragraph (ii), save for any costs as may be required under paragraph (iii) below;

(iii)

all documented and reasonable costs, the documented and reasonable cost of funding any collateral requirements and any additional reasonable charges imposed by the proposed Replacement Hedge Counterparty in connection with the novation, are paid or reimbursed by the Company on or before completion of the novation;

(iv)

where the Non-Consenting Hedge Counterparty or any of its Affiliates is also a Total Financier that is required to transfer all of its rights and obligations under this Deed pursuant to paragraph (a) above, completion of that transfer or any prepayment of the Total Financier’s participation in the outstanding Utilisations pursuant to paragraph (f) below (as applicable) shall not occur unless the novation or termination of all relevant hedging transactions pursuant to paragraph (b) above occurs simultaneously with, or immediately before or after as part of the same coordinated closing as, that transfer or prepayment, and neither shall complete independently of the other;

(v)

any upfront cash amount or lump sum or mark-to-market payment payable in respect of the novation as between the Transferring Hedge Counterparty and the proposed Replacement Hedge Counterparty, as applicable, has been settled between the Transferring Hedge Counterparty and the proposed Replacement Hedge Counterparty; and

(vi)	following the novation, the Transferring Hedge Counterparty will have no residual exposure or obligations in respect of the novated hedging transactions or Hedging Agreement.

(d)	The replacement of a Non-Consenting Financier pursuant to this Clause 20.6 shall be subject to the following conditions:

(i)	the Company shall have no right to replace the Common Terms Agent, the Offshore Facility Agent, the Murabahah Facility Agent or the Security Agent;

(ii)

the Non-Consenting Financier may use commercially reasonable efforts to work together with the Company in good faith for the purposes of finding a Replacement Financier or a Replacement Hedge Counterparty (as applicable). For the avoidance of doubt, no Finance Parties shall have any obligation to find a Replacement Financier or a Replacement Hedge Counterparty;

(iii)

in the event of a replacement of a Non-Consenting Financier such replacement must take place no later than sixty (60) days after the date on which that Total Financier is deemed a Non-Consenting Financier;

(iv)

in no event shall the Total Financier replaced under this Clause 20.6 be required to pay or surrender any of the fees received by such Total Financier pursuant to the Total Finance Documents, unless otherwise agreed by that Total Financier;

(v)

no Total Financier shall be obliged to execute a Transfer Certificate unless it is satisfied that it has completed all necessary “know your customer” and other similar checks under all applicable laws and regulations that it is required to conduct in relation to the transfer to such Replacement Financier; and

(vi)

in respect of a BG Financier or Hedge Counterparty, the execution of any further documents as may be required by the BG Financier or Hedge Counterparty (as applicable) and such Replacement Financier or Replacement Hedge Counterparty (as applicable).

(e)

A Total Financier shall perform the checks described in paragraph (d)(v) above as soon as reasonably practicable (but in any event within fifteen (15) Business Days) following delivery of a notice referred to in paragraph (a) or paragraph (b) above and shall notify the Common Terms Agent and the Company when it is satisfied that it has complied with those checks.

(f)

If the Company is unable to effect a replacement of the Total Term Financier or a BG Financier under Clause 20.6 within [sixty (60)] days of delivery of a Notice to Replace (“Replacement Period”), the Company may (but is not obliged to), within one (1) Month of the last day of the Replacement Period (or any such period as may be agreed between the Company and such Non-Consenting Financier or as required pursuant to Clause 20.6(c)(iv) above):

(i)

[in respect of a Total Term Financier,] prepay the Non-Consenting Financier’s participation in the outstanding Utilisations and all accrued interest/profit and other amounts payable to the Non-Consenting Financier in relation thereto under the Finance Documents; and

(ii)	[in respect of a Total Term Financier or a BG Financier,] cancel in full the Commitment of the Non-Consenting Financier,

whereupon the Non-Consenting Financier’s Commitment shall be cancelled and its rights and obligations under the Finance Documents as a Total Term Financier (other than those which by their express terms survive termination) shall cease. For the avoidance of doubt, such prepayment and cancellation shall not constitute a voluntary prepayment for the purposes of Clause 7.13 (Voluntary prepayment/early settlement) of the Common Terms Agreement and shall not give rise to any obligation to make a pro rata prepayment to any other Total Financier.

(g)	In the event that:

(i)

the Company or the Security Agent (at the request of the Company) has requested the (A) Total Financiers, (B) the Total Term Financiers, (C) the Murabahah Financiers, (D) the Offshore Financiers, (E), the BG Financiers or (F) the Hedge Counterparties, as the case may be, to give a consent in relation to, or to agree to a waiver or amendment of, any provisions of the relevant Finance Documents relating to (1) the Total Facilities, (2) the Murabahah Facility only, (3) the Offshore Facility only, (4) the BG Facilities or (5) the Hedging Arrangements respectively;

(ii)

the consent, waiver or amendment in question requires the approval of (A) all of the Total Financiers, (B) the Total Term Financiers only, (C) the Murabahah Financiers only, (D) the Offshore Financiers only, (E) the BG Financiers only or (F) the Hedge Counterparties only, as the case may be; and

(iii)

(A) the Majority Total Financiers, (B) the Majority Total Term Financiers, (C) the Majority Murabahah Financiers (as defined below), (D) the Majority Offshore Financiers (as the case may be, as defined below), (E) the BG Financiers whose Credit/Financing Participations at that time aggregate more than sixty-six and two-thirds per cent. (66 2⁄3%) of the total Credit/Financing Participations or (F) the Hedge Counterparties whose Credit/Financing Participations at that time aggregate more than sixty-six and two-thirds per cent. (66 2⁄3%) of the total Credit/Financing Participations of the Hedge Counterparties, as the case may be, have consented or agreed to such waiver or amendment, then any Total Financier, Total Term Financier, Murabahah Financier, Offshore Financier, BG Financier or Hedge Counterparty, as the case may be, who does not and continues not to consent or agree to such waiver or amendment shall be deemed a “Non-Consenting Financier “ for the purposes of this Clause 20.6.

“Majority Murabahah Financiers” shall have the meaning given to “Majority Financiers” in the Murabahah Facility Agreement.

“Majority Offshore Financiers” shall have the meaning given to “Majority Financiers” in the Offshore Facility Agreement.

20.7	Calculation of Credit/Financing Participations

For the purpose of ascertaining whether any relevant percentage of Credit/Financing Participations has been obtained under this Deed, the Security Agent may notionally convert the Credit/Financing Participations into their Common Currency Amounts.

20.8	Agreement to override

Unless expressly stated otherwise in this Deed, this Deed overrides anything in the Total Finance Documents to the contrary.

21.	COUNTERPARTS

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

22.	GOVERNING LAW

This Deed is governed by, and shall be construed in accordance with, Singapore law.

23.	ENFORCEMENT

23.1	Arbitration

(a)

Any dispute, controversy or claim arising in any way out of or in connection with this Deed (including: (1) any contractual, pre-contractual or non-contractual rights, obligations or liabilities; and (2) any issue as to the existence, validity or termination of this Deed) shall be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre (SIAC) in accordance with its Arbitration Rules for the time being in force (“SIAC Rules”), which rules are deemed to be incorporated by reference in this Clause 23.1.

(b)

The arbitral tribunal shall consist of three arbitrators. The Company shall nominate one arbitrator and the Security Agent shall nominate one arbitrator. The two arbitrators thus appointed shall nominate the third arbitrator who shall be the presiding arbitrator. If within 10 Business Days of a request from the other party to do so a party fails to nominate an arbitrator or if the two arbitrators fail to nominate the third arbitrator within 10 Business Days after the appointment of the second arbitrator, the appointment shall be made, upon request of a party, by the Chairman of the Singapore International Arbitration Centre in accordance with the SIAC Rules.

(c)	The seat of the arbitration shall be Singapore, the procedural law of arbitration shall be Singapore law and the language of the arbitration proceedings shall be English.

(d)	This Clause 23.1 shall be governed by Singapore law.

23.2	Waiver of immunity

Each Obligor irrevocably waives, to the extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from:

(a)	suit;

(b)	jurisdiction of any court;

(c)	relief by way of injunction or order for specific performance or recovery of property;

(d)	attachment of its assets (whether before or after judgment); and

(e)	execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any proceedings in the courts of any jurisdiction,

and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any immunity in any such proceedings.

23.3	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in Singapore):

(i)	irrevocably appoints DayOne Data Centers Singapore Pte Ltd as its agent for service of process in relation to any proceedings before the Singapore courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)

If any person appointed as agent for service of process is unable for any reason to act as agent for the service of process, the Company (on behalf of the relevant Obligor) must immediately (and in any event within thirty (30) Business Days of such event taking place) appoint another agent on terms acceptable to the Security Agent. Failing this, the Security Agent may appoint another agent for this purpose.

This Deed has been entered into on the date stated at the beginning of this Deed and executed as a deed and is intended to be and is delivered by each Party as a deed on the date specified above.

SCHEDULE 1

THE ORIGINAL PARTIES

PART I

THE ORIGINAL OFFSHORE FINANCIERS

Name of Original Offshore Financier

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

PART II

THE ORIGINAL MURABAHAH FINANCIERS

Name of Original Murabahah Financiers

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

PART III

THE ORIGINAL HEDGE COUNTERPARTIES

Offshore Facility Agreement

Name of Original Hedge Counterparties

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Murabahah Facility Agreement

Name of Original Hedge Counterparties

[***]

[***]

[***]

[***]

[***]

PART IV

THE ORIGINAL BG FINANCIERS

Name of Original BG Financiers

[***]

[***]

[***]

[***]

SCHEDULE 2

FORM OF OBLIGOR ACCESSION DEED

This Deed is made on [•] and made between:

(1)	[Insert Full Name of New Obligor] (the “Acceding Obligor”); and

(2)	CIMB INVESTMENT BANK BERHAD (the “Security Agent”), for itself and each of the other parties to the intercreditor deed referred to below.

This deed is made on [date] by the Acceding Obligor in relation to an intercreditor deed dated 15 May 2025 as amended and restated by an amendment and restatement deed dated [ ] (the “Intercreditor Deed”) between, amongst others, (1) WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)) as the company, (2) DAYONE DATA CENTERS MALAYSIA I SDN. BHD. (Registration No. 202101022855 (1423155-H)), DAYONE DATA CENTERS MALAYSIA II SDN. BHD. (Registration No. 202201045437(1491134-T)) and DAYONE DATA CENTERS MALAYSIA III SDN. BHD. (Registration No. 202201045776 (1491473-T)) as the DayOne companies (3) STANDARD CHARTERED BANK (HONG KONG) LIMITED as offshore facility agent (4) MAYBANK INVESTMENT BANK BERHAD as Murabahah facility agent, (5) CIMB INVESTMENT BANK BERHAD (Registration No. 197401001266 (18417-M)) as security agent (“Security Agent”).

The Acceding Obligor intends to [incur Liabilities under the following documents]/[give a guarantee, indemnity or other assurance against loss in respect of Liabilities under the following documents]:

[Insert details (date, parties and description) of relevant documents]

the “Relevant Documents”.

It is agreed as follows:

1.	Terms defined in the Intercreditor Deed shall, unless otherwise defined in this Deed, bear the same meaning when used in this Deed.

2.	The Acceding Obligor and the Security Agent agree that the Security Agent shall hold:

(a)	any Security in respect of Liabilities created or expressed to be created pursuant to the Relevant Documents;

(b)	all proceeds of that Security; and

(c)

all obligations expressed to be undertaken by the Acceding Obligor to pay amounts in respect of the Liabilities to the Security Agent as trustee for the Total Secured Parties (in the Relevant Documents or otherwise) and secured by the Shared Transaction Security together with all representations and warranties expressed to be given by the Acceding Obligor (in the Relevant Documents or otherwise) in favour of the Security Agent as trustee for the Total Secured Parties, on trust for the Total Secured Parties on the terms and conditions contained in the Intercreditor Deed.

3.

The Acceding Obligor confirms that it intends to be party to the Intercreditor Deed as an Obligor, undertakes to perform all the obligations expressed to be assumed by an Obligor under the Intercreditor Deed and agrees that it shall be bound by all the provisions of the Intercreditor Deed as if it had been an original party to the Intercreditor Deed.

4.	This Deed is governed by Singapore law.

This Deed has been signed on behalf of the Security Agent and executed as a deed by the Acceding Obligor and is delivered on the date stated above.

The Acceding Obligor [EXECUTED AS A DEED By: [Full Name of Acceding Obligor]

Director

Director/Secretary

OR

The Acceding Obligor [EXECUTED AS A DEED By: [Full Name of Acceding Obligor]

Signature of Director

Name of Director

in the presence of

Signature of witness

Name of witness

Address of witness

Occupation of witness]

Address for notices:

Address:

Email:

The Security Agent

CIMB INVESTMENT BANK BERHAD

By:

Date:

SCHEDULE 3

FORM OF TOTAL FINANCE PARTY ACCESSION UNDERTAKING

To:	CIMB INVESTMENT BANK BERHAD for itself and each of the other parties to the Intercreditor Deed referred to below.

From:	[Acceding Total Finance Party]

THIS UNDERTAKING is made on [date] by [insert full name of new Total Finance Party] (the “Acceding [Total Finance Party]”) in relation to the intercreditor deed dated 15 May 2025 as amended and restated by an amendment and restatement deed dated [ ] (the “Intercreditor Deed”) between, among others, (1) WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)) as the company, (2) DAYONE DATA CENTERS MALAYSIA I SDN. BHD. (Registration No. 202101022855 (1423155-H)), DAYONE DATA CENTERS MALAYSIA II SDN. BHD. (Registration No. 202201045437(1491134-T)) and DAYONE DATA CENTERS MALAYSIA III SDN. BHD. (Registration No. 202201045776 (1491473-T)) as the DayOne companies (3) STANDARD CHARTERED BANK (HONG KONG) LIMITED as offshore facility agent (4) MAYBANK INVESTMENT BANK BERHAD as Murabahah facility agent, (5) CIMB INVESTMENT BANK BERHAD (Registration No. 197401001266 (18417-M)) as security agent. Terms defined in the Intercreditor Deed shall, unless otherwise defined in this Undertaking, bear the same meanings when used in this Undertaking.

In consideration of the Acceding [Total Finance Party] being accepted as a Total Finance Party for the purposes of the Intercreditor Deed, the Acceding [Total Finance Party] confirms that, as from [date], it intends to be party to the Intercreditor Deed as a [to state specifically which Total Finance Party eg Total Term Financier, Hedge Counterparty, BG Financier etc.] and undertakes to perform all the obligations expressed in the Intercreditor Deed to be assumed by a [to state specifically which Total Finance Party eg Total Term Financier, Hedge Counterparty, BG Financier etc.] and agrees that it shall be bound by all the provisions of the Intercreditor Deed, as if it had been an original party to the Intercreditor Deed.

[The Acceding Hedge Counterparty has become a provider of hedging arrangements to the Company and/or a DayOne Company. In consideration of the Acceding Hedge Counterparty being accepted as a Hedge Counterparty for the purposes of the Common Terms Agreement, and [the Murabahah Facility Agreement and/or the Offshore Facility Agreement], the Acceding Hedge Counterparty confirms, for the benefit of the parties to the Common Terms Agreement, and [the Murabahah Facility Agreement and/or the Offshore Facility Agreement], that, as from [date], it intends to be party to the Common Terms Agreement, and [the Murabahah Facility Agreement and/or the Offshore Facility Agreement]as a Hedge Counterparty, and undertakes to perform all the obligations expressed in the Common Terms Agreement, and [the Murabahah Facility Agreement and/or the Offshore Facility Agreement] to be assumed by a Hedge Counterparty and agrees that it shall be bound by all the provisions of the Common Terms Agreement, and [the Murabahah Facility Agreement and/or the Offshore Facility Agreement], as if it had been an original party to the Common Terms Agreement, and [the Murabahah Facility Agreement and/or the Offshore Facility Agreement] as a Hedge Counterparty.]***

This Undertaking is governed by Singapore law.

THIS UNDERTAKING has been entered into on the date stated above and is executed as a deed by the Acceding Total Finance Party and is delivered on the date stated above.

Acceding [Total Finance Party]

***

Include only in the case of a Hedge Counterparty which is using this undertaking to accede to the Common Terms Agreement and relevant Facility Agreement in accordance with paragraph (c) of Clause 13.4 (Total Finance Party Accession Undertaking).

[EXECUTED as a DEED]
[insert full name of Acceding Total Finance Party]

By:

Address:

Email:

Accepted by the Security Agent	[Accepted by the Common Terms Agent and Murabahah Facility Agent and/or Offshore Facility Agent]

for and on behalf of	for and on behalf of

CIMB INVESTMENT BANK BERHAD	[ ]

Date:	Date:]***

EXECUTION OF THIS DEED

[Intentionally left blank]

SCHEDULE 2

THE ORIGINAL FINANCIERS – UPSIZE FACILITIES

PART I

THE ORIGINAL OFFSHORE FINANCIERS – UPSIZE OFFSHORE FACILITY

Name of Original Offshore Financier

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

10

PART II

THE ORIGINAL MURABAHAH FINANCIERS – UPSIZE MURABAHAH

FACILITY

Name of Original Murabahah Financiers

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

11

EXECUTION

THE COMPANY

Executed and delivered as a deed by	)

WG DATA HUB SDN. BHD.	)

(Registration Number 202301048472 (1542386-H)))

Director	Director / Authorised Signatory
Name: [***]	Name: [***]
NRIC No.: [***]	NRIC No.: [***]

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

DAYONE MALAYSIA I

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA I SDN. BHD.	)

(Registration Number 202101022855 (1423155-H)))

was hereunto affixed in the presence of :	)

Director	Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

DAYONE MALAYSIA II

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA II SDN. BHD.	)

(Registration Number 202201045437(1491134-T)))

was hereunto affixed in the presence of	)

Director	Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

DAYONE MALAYSIA III

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA III SDN. BHD.	)

(Registration Number 202201045776 (1491473-T)))

was hereunto affixed in the presence of	)

Director	Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

SIGNED, SEALED and DELIVERED	)
For and on behalf of	)
DAYONE DATA CENTERS LIMITED	)
)

Director
Name: [***]

Address:

Email:

Attention:

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(SINGAPORE) LIMITED	)

(Registration Number 201224747C))

by	)

Address:	8, Marina Boulevard Marina Bay Financial Centre Tower 1, Level 19, Singapore 018981

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

UNITED OVERSEAS BANK LIMITED	)

(Registration Number 193500026Z))

by	)

)
)
)
)

Address:	80 Raffles Place #03-01 UOB Plaza 1 Singapore 048624

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

UNITED OVERSEAS BANK	)

(MALAYSIA) BHD	)

(Registration Number 199301017069 (271809-K)))

by	)

Address:	Level 25, UOB Plaza 1 KL, 7 Jalan Raja Laut, 50350 Kuala Lumpur, Malaysia

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

OVERSEA-CHINESE BANKING	)

CORPORATION LIMITED	)

(Registration Number 193200032W))

by	)

Address:	65 Chulia Street #10-00 OCBC Centre Singapore 049513

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

OCBC AL-AMIN BANK BERHAD	)

(Registration Number 200801017151 (818444-T)))

by	)

Address:	13th Floor, Menara OCBC, 18 Jalan Tun Perak, 50050 Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	17th Floor Menara CIMB, No.1 Jalan Stesen Sentral 2, Kuala Lumpur Sentral, 50470 Kuala Lumpur

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

CIMB BANK BERHAD,	)

SINGAPORE BRANCH	)

(Registration Number S99FC5759D))

by	)

Address:	30 Raffles Place #04-01, Singapore 048622

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

CREDIT AGRICOLE CORPORATE AND	)

INVESTMENT BANK	)

(Registration Number UEN S74FC2397J))

by	)

Address:	2 Central Boulevard, West Tower #12-01, IOI Central Boulevard Towers, Singapore 018916

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

DBS BANK LTD.	)

(Registration Number 196800306E))

by	)

Address:	12 Marina Boulevard, Level 46 DBS Asia Central, Marina Bay Financial Centre Tower 3, Singapore 018982

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(SINGAPORE) LIMITED	)

(Registration Number 201224747C))

by	)

Address:	8, Marina Boulevard Marina Bay Financial Centre Tower 1, Level 19, Singapore 018981

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK LIMITED	)

(Registration Number 193500026Z))

by	)

)

)

)

)

Address:	80 Raffles Place #03-01 UOB Plaza 1 Singapore 048624

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK	)

(MALAYSIA) BHD	)

(Registration Number 199301017069 (271809-K)))

by	)

Address:	Level 25, UOB Plaza 1 KL, 7 Jalan Raja Laut, 50350 Kuala Lumpur, Malaysia

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

OVERSEA-CHINESE BANKING	)

CORPORATION LIMITED	)

(Registration Number 193200032W))

by	)

Address:	65 Chulia Street #10-00 OCBC Centre Singapore 049513

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

OCBC AL-AMIN BANK BERHAD	)

(Registration Number 200801017151 (818444-T)))

by	)

Address:	13th Floor, Menara OCBC, 18 Jalan Tun Perak, 50050 Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	17th Floor Menara CIMB, No.1 Jalan Stesen Sentral 2, Kuala Lumpur Sentral, 50470 Kuala Lumpur

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

CIMB BANK BERHAD,	)

SINGAPORE BRANCH	)

(Registration Number S99FC5759D))

by	)

Address:	30 Raffles Place #04-01, Singapore 048622

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

CREDIT AGRICOLE CORPORATE AND	)

INVESTMENT BANK	)

(Registration Number UEN S74FC2397J))

by	)

Address:	2 Central Boulevard, West Tower #12-01, IOI Central Boulevard Towers, Singapore 018916

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

DBS BANK LTD.	)

(Registration Number 196800306E))

by	)

Address:	12 Marina Boulevard, Level 46 DBS Asia Central, Marina Bay Financial Centre Tower 3, Singapore 018982

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

[***]

NAME: [***]

ID NO: [***]

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]	[***]	/

[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

For Credit Matter

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

For Operational Matter

Address:	[***]

Fax No.:	[***]		[***]	/	[***]

Email:	[***]	/	[***]	/	[***]

[***]

[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

[***]	)

[***]	)

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number	) )

by	)

Address:

Fax No.:

Email:

Attention:

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]	)

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:

Fax No.:

Email:

Attention:

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:

Fax No.:

Email:

Attention:

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

[***]	)

[***]	)

[***]	)

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]	[***]

	[***]	[***]

	[***]	[***]

[***]

Attention:	[***]

Execution Pages

THE ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:

Fax No.:

Email:

Attention:

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]	)

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:

Fax No.:

Email:

Attention:

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE OFFSHORE FACILITY AGENT

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(HONG KONG) LIMITED	)

(Registration Number 34144373))

by	)

Address:	18th Floor, Standard Chartered Tower, 388 Kwun Tong Road, Kwun Tong, Hong Kong.

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MURABAHAH FACILITY AGENT

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE SECURITY AGENT

Signed by an Attorney for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	Level 21, Menara CIMB, Jalan Stesen Sentral 2, Kuala Lumpur Sentra, 50470 Kuala Lumpur

Email:	[***]

Attention:	[***]

Execution Pages

THE COMMON TERMS AGENT

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages